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                                                                Exhibit. 10.11

                                                   EDC LOAN NO. 880-CAN-7559






                           DATED AS OF JULY 31, 1997


                             ROYAL OAK MINES INC.


                                      AND


                        EXPORT DEVELOPMENT CORPORATION


                                LOAN AGREEMENT



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                               TABLE OF CONTENTS

                                                                        Page
                                                                        ----

PARTIES.................................................................   1
RECITALS................................................................   1

ARTICLE I...............................................................   1
DEFINITIONS.............................................................   1
     Section 1.01 -- Definitions........................................   1
     Section 1.02 -- Rules of Interpretation............................   5
     Section 1.03 -- Currency of Account and Currency of Payment........   5
ARTICLE II..............................................................   6
REPRESENTATIONS AND WARRANTIES..........................................   6
     Section 2.01 -- Representations and Warranties.....................   6
ARTICLE III.............................................................   8
LOAN....................................................................   8
     Section 3.01 -- Loan...............................................   8
     Section 3.02 -- Disbursement.......................................   8
     Section 3.03 -- Currency of Advances...............................   9
     Section 3.04 -- Disclaimer.........................................   9
     Section 3.05 -- Third Country Supply...............................   9
ARTICLE IV..............................................................  10
REPAYMENT OF PRINCIPAL, PAYMENT OF INTEREST.............................  10
AND OTHER CHARGES.......................................................  10
     Section 4.01 -- Principal..........................................  10
     Section 4.02 -- Interest...........................................  10
     Section 4.03 -- Additional Cost and Illegality.....................  11
     Section 4.04 -- Place and Manner of Payment........................  12
     Section 4.05 -- No Deduction for Taxes.............................  12
     Section 4.06 -- Administration Fee.................................  12
     Section 4.07 -- Costs and Expenses.................................  13
     Section 4.08 -- Application of Payments............................  13
     Section 4.09 -- Voluntary Prepayment...............................  13
     Section 4.10 -- Mandatory Prepayment...............................  14
     Section 4.11 -- Optional Prepayment................................  14
     Section 4.12 -- Indemnities........................................  14
ARTICLE V...............................................................  15
SECURITY................................................................  15
     Section 5.01 -- Security...........................................  15
ARTICLE VI..............................................................  15
LOAN ACCOUNTS...........................................................  15
     Section 6.01 -- Loan Accounts......................................  15


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ARTICLE VII.............................................................  15
PREDISBURSEMENT CONDITIONS..............................................  15
     Section 7.01 -- First Advance......................................  15
     Section 7.02 -- Each Advance.......................................  16
     Section 7.03 -- Waiver of Predisbursement Conditions...............  17
ARTICLE VIII............................................................  17
COVENANTS OF BORROWER...................................................  17
     Section 8.01 -- Covenants of Borrower..............................  17
ARTICLE IX..............................................................  19
CANADIAN BENEFIT........................................................  19
     Section 9.01 -- Canadian Benefit...................................  19
ARTICLE X...............................................................  20
DEFAULT.................................................................  20
     Section 10.01 -- Events of Default.................................  20
     Section 10.02 -- Suspension of Advances............................  21
     Section 10.03 -- Termination of Advances and Acceleration..........  22
     Section 10.04 -- Remedies Cumulative...............................  22
     Section 10.05 -- Performance of Borrower's Covenants...............  22
ARTICLE XI..............................................................  23
NOTICE..................................................................  23
     Section 11.01 -- Notice............................................  23
ARTICLE XII.............................................................  24
PROPER LAW, SUBMISSION TO JURISDICTION AND WAIVERS......................  24
     Section 12.01 -- Proper Law........................................  24
     Section 12.02 -- Waiver of Immunity................................  24
     Section 12.03 -- Waiver of Prior Proceeding........................  24
     Section 12.04 -- Submission to Jurisdiction........................  24
ARTICLE XIII............................................................  25
MISCELLANEOUS...........................................................  25
     Section 13.01 -- Insurance.........................................  25
     Section 13.02 -- Severability of Provisions........................  25
     Section 13.03 -- Judgment Currency.................................  25
     Section 13.04 -- Counterparts and Telefax..........................  25
ARTICLE XIV.............................................................  25
SUCCESSORS AND ASSIGNS..................................................  25
     Section 14.01 -- Successors and Assigns............................  25


SCHEDULE "A"   DISBURSEMENT TERMS
SCHEDULE "B"   SECURITY DOCUMENTS
SCHEDULE "C"   OPINION OF BORROWER'S COUNSEL
SCHEDULE "D"   LEGAL PROCEEDINGS -- S. 2.01(g)
SCHEDULE "E"   PPSA SEARCH RESULTS -- S. 2.01(f)

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                                                      EDC LOAN NO. 880-CAN-7559

THIS LOAN AGREEMENT dated as of July 31, 1997 is made

BETWEEN

           ROYAL OAK MINES INC.,
           a corporation incorporated under the laws of the Province of Ontario, having its registered head office at Suite 2500, 181 Bay Street, Toronto, Ontario, Canada and its executive offices at 5501 Lakeview Drive, Kirkland, Washington, U.S.A.
           (hereinafter called the "BORROWER")

AND
           EXPORT DEVELOPMENT CORPORATION,
           a corporation established by an Act of the Parliament of Canada, having its head office at Ottawa, Canada
           (hereinafter called "EDC")

WHEREAS EDC, at the request of the BORROWER, is prepared to lend to the BORROWER up to the amount of the CANADIAN DOLLAR equivalent of USD15,000,000, on the terms and subject to the conditions of this Agreement, in order to assist in financing the purchase of the GOODS and SERVICES from the SELLER;

AND WHEREAS as security for the performance of the BORROWER's obligations hereunder, the BORROWER has agreed to cause to be delivered the SECURITY DOCUMENTS;

NOW THEREFORE EDC and the BORROWER agree that:

                                   ARTICLE I
                                  DEFINITIONS

Section 1.01-Definitions

In this Agreement and the recitals, unless the context otherwise requires:

"ADVANCE" means an amount loaned or, as the context may require, to be loaned to the BORROWER pursuant to this Agreement and "ADVANCED" means loaned or, as the context may require, to be loaned to the BORROWER pursuant to this Agreement;

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                                       2

"BANK" means the Bank of Montreal, having its offices at First Canadian Place, Toronto, Ontario,

"BUSINESS DAY" means any day on which banks are open for business in Toronto, Canada and New York, New York, U.S.A. and any place where a payment is required on that day under this Agreement;

"BUY-BACK RIGHT" means the option of the BORROWER pursuant to Section 2.1.2 of the CONTRACT (Purchase Order No. 1834 dated February 7, 1997) to require the SELLER to repurchase one or more of the R260 Euclid-Hitachi Hauler vehicles delivered to the BORROWER for a predetermined percentage of the purchase price under the CONTRACT if such vehicles do not meet certain agreed mechanical availability criteria during the first six (6) months of operation;

"CAD-BA-CDOR" means, for each INTEREST PERIOD, the rate per annum determined as of 10:00 a.m., Toronto time, on the first day of such INTEREST PERIOD, as the average rate for CANADIAN DOLLAR bankers' acceptances quoted on the REUTERS SCREEN CDOR PAGE by the banks used as reference banks for such service for six-month periods. If CAD-BA-CDOR does not appear on the REUTERS SCREEN CDOR PAGE, the rate for that INTEREST PERIOD will be determined as if the parties had specified "CAD-BA-REFERENCE BANKS" as the applicable rate;

"CAD-BA-REFERENCE BANKS" means, for each INTEREST PERIOD, the rate per annum determined as of 10:00 a.m., Toronto time, on the first day of such INTEREST PERIOD on the basis of the average of the bid rates of the Bank of Montreal, Canadian Imperial Bank of Commerce, Royal Bank of Canada and Toronto Dominion Bank for CANADIAN DOLLAR bankers' acceptances for six-month periods. If applicable, EDC will request the principal Toronto office of each bank to provide a quotation of its rate;

"CANADA" means the Dominion of Canada, its provinces and territories and includes any political sub-division thereof;

"CANADIAN DOLLARS" and "CAD" each means the currency of Canada;

"COLLATERAL" has the meaning ascribed to it in the SECURITY AGREEMENT;

"CONTRACT" means (a) Purchase Order No. 1835 dated February 7, 1997; (b) Purchase Order No. 1834 dated February 7, 1997; (c) Purchase Order No. 4139 dated June 20, 1997; (d) Purchase Order No. 1931 dated April 21, 1997; (e) Purchase Order No. 4236 dated May 6, 1997; and (f) Purchase Order No. 4235 dated May 6, 1997, as issued by Kemess Mines Inc. to the SELLER and as amended by the Letter of the BORROWER dated July 31, 1997, and further detailed in the Memorandum of the SELLER entitled "EDC Financing Update" dated July 30,1997 for the purchase of the GOODS and SERVICES, as same may be amended from time to time with the consent of EDC if required hereunder;

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                                       3

"EVENT OF DEFAULT" means any of the events or circumstances described in
Section 10.01;

"EXPORTER" means Euclid-Hitachi Heavy Equipment Ltd., a corporation incorporated under the laws of Canada, having its head office at Guelph, Ontario, Canada;

"FMAR" means the Fleet Mechanical Availability Report to be prepared by the BORROWER;

"FIRST REPAYMENT DATE" means June 30, 1998, or if such date is not a BUSINESS DAY, the next BUSINESS DAY;

"GOODS" means the seven R260 Euclid-Hitachi Hauler vehicles manufactured by the EXPORTER and one LeTourneau Front-End loader manufactured by LeTourneau Inc., together with associated spare parts to be supplied by the SELLER pursuant to the CONTRACT and meeting the Canadian benefit requirements of EDC;

"INDEBTEDNESS" means, with respect to any person, any amount payable by that person as debtor, borrower, issuer or guarantor pursuant to an agreement or instrument involving or evidencing money borrowed or received or the deferred purchase price of goods or services, the advance of credit, a conditional sale or a transfer with recourse or with an obligation to repurchase, or pursuant to a lease with substantially the same economic effect as any such agreement or instrument, whether present or future, actual or contingent, direct or indirect;

"INTEREST PAYMENT DATE" means:

    (a) prior to the FIRST REPAYMENT DATE, June 30 and December 30 in each year;

    (b)  the FIRST REPAYMENT DATE; and

    (c) the dates which fall six and twelve months after the FIRST REPAYMENT DATE and each anniversary of those dates;

or, if any such date is not a BUSINESS DAY, the next BUSINESS DAY;

"INTEREST PERIOD" means:

    (a) for each ADVANCE, the period commencing on and including the date on which that ADVANCE is made and ending on and including the date preceding the next INTEREST PAYMENT DATE; or

    (b)  for those amounts in default payable pursuant to Section 4.06 and
Section 4.07, the period commencing on and including the date of default and ending on and including the date preceding the next INTEREST PAYMENT DATE;

and thereafter the period commencing on and including an INTEREST PAYMENT DATE and ending on and including the date preceding the next INTEREST PAYMENT DATE;

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                                       4

"LIENS" means any mortgage, leasehold mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, encumbrance, privilege, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever securing the obligations of any person individually in excess of USD1,000,000 or collectively in excess of USD10,000,000, but excluding:

    (a) security interests in favour of EDC under the SECURITY AGREEMENT or the KM SECURITY AGREEMENT

    (b) security interests incurred, or pledges and deposits in connection with, workers' compensation, unemployment insurance and other social security benefits, and surety or appeal bonds and other obligations of like nature incurred by the BORROWER or Kemess Mines Inc. in the ordinary course of business;

    (c) security interests imposed by law, including without limitation, mechanics', carriers', repairmen's, warehousemen's, materialmen's and suppliers' liens incurred by the BORROWER or Kemess Mines Inc. in the ordinary course of business;

    (d) liens for ad valorem, income, business or property taxes or assessments and similar charges which either are not delinquent or are being contested in good faith by appropriate proceedings for which the BORROWER or Kemess Mines Inc. has set aside on its books reserves to the extent required by GAAP; and

    (e) undetermined or inchoate liens and charges incidental to current operations which relate to obligations not due or delinquent;

"POTENTIAL DEFAULT" means any event or circumstance that, with notice, lapse of time or a determination hereunder or any combination thereof would constitute an EVENT OF DEFAULT

"SECURITY DOCUMENTS" means the Security Agreement of even date herewith of the BORROWER (individually the "SECURITY AGREEMENT"), the Limited Recourse Guarantee of Kemess Mines Inc. of even date herewith (individually the "LRG"), and the Security Agreement of Kemess Mines INc. of even date herewith (individually the "KM SECURITY AGREEMENT"), substantially in the form of Schedule "B";

"SELLER" means Wajax Industries Limited, a corporation incorporated under the laws of Canada, having an office at Langley, British Columbia, Canada;

"SERVICES" means the services to be supplied in connection with the GOODS pursuant to the CONTRACT and meeting the Canadian benefit requirements of EDC;

"TAXES" means all present or future taxes of any kind or nature whatsoever (other than TAXES imposed in Canada) including, without limitation, income taxes, sales or value-added taxes, stamp taxes, levies, imposts, duties, fees, royalties and all deductions and withholdings together with any

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                                       5

fines, penalties and interest thereon and any restrictions or conditions resulting in an obligation to pay monies to a government or governmental agency; and

    "UNITED STATES DOLLARS" and "USD" each means the currency of the United States of America.

Section 1.02 - Rules of Interpretation

In this Agreement unless the context requires otherwise:

    (a) the singular will include the plural and vice versa;

    (b) references to a "person" will be construed as references to any individual, firm, company, corporation, unincorporated body of persons or any state or political subdivision thereof or any government or any agency thereof;

    (c) whenever any person is referred to, such reference will be deemed to include the permitted assignees and successors of such person, whether by operation of law, consolidation, merger, sale, amalgamation or otherwise as applicable;

    (d) references to a specified Article, Section or Schedule will be construed as references to that specified Article or Section of, or Schedule to, this Agreement

    (e) references to any agreement or other instrument will be deemed to include such agreement or other instrument as it may from time to time be modified, amended, supplemented or restated in accordance with its terms and, where required hereunder, with the consent of EDC;

    (f) the terms "hereof", "herein" and "hereunder" will be deemed to refer to this Agreement; and

    (g) the headings of the Articles and Sections are inserted for convenience only and will not affect the construction or interpretation of this Agreement.

Section 1.03 - Currency of Account and Currency of Payment

In this Agreement, each specification of CANADIAN DOLLARS is of the essence and CANADIAN DOLLARS are both the currency of account and the currency of payment.

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                                       6

                                  ARTICLE II
                        REPRESENTATIONS AND WARRANTIES

Section 2.01 -- Representations and Warranties

The BORROWER represents and warrants to EDC and except as otherwise permitted or required hereunder, will be deemed to represent and warrant as of the date of each ADVANCE (and it will be a condition of EDC's obligation to make each ADVANCE and the making of any ADVANCE will not constitute a waiver thereof), that:

    (a) the BORROWER is a corporation duly incorporated, organized and validly existing under the laws of Ontario and has its registered head office at Toronto Ontario;

    (b) the BORROWER has the power and authority to own its property and assets and to carry on business as it is being carried on;

    (c) the entering into and the performance by the BORROWER of the terms of this Agreement and of each document to be delivered by the BORROWER with respect thereto:

        (i) are within its corporate powers and have been duly authorized by all necessary corporate action;

        (ii) are not in violation of any law, statute, regulation, ordinance or decree of CANADA and are not contrary to public policy or public order in CANADA; and

        (iii) except for the security interest created hereunder, will not result in or require the creation or imposition of a LIEN upon the COLLATERAL ranking prior to or pari passu with the security constituted by the SECURITY AGREEMENT whether created or imposed at law or pursuant to the terms of any instrument to which the BORROWER is subject or by which any of its properties or assets are bound;

    (d) this Agreement has been duly executed and delivered and constitutes the direct, legal, valid and binding obligations of the BORROWER enforceable against the BORROWER in accordance with its terms;

    (e) all registrations, consents, licences and approvals required under the laws of CANADA in connection with the execution and delilvery by the BORROWER of this Agreement, the performance by the BORROWER of the terms thereof and the validity and enforceability and admissibility in evidence thereof, have been effected or obtained and are in full force and effect

    (f) based on researches conducted under personal property security legislation in the provinces on Ontario and British Columbia, no third party has perfected by registration any mortgage, charge, pledge or security interest of any kind in personal property of the BORROWER as of the date of this Agreement, except as disclosed in Schedule "E";

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                                       7

   (g) the audited financial statements of the BORROWER dated as of December 31, 1996, copies of which have been delivered to EDC, are true and correct and accurately present the financial condition of the BORROWER and the results of its operations for the period covered; such financial statements have been prepared in accordance with GAAP applied on a consistent basis and between the date of the financial statements and the date of this Agreement or, as the case may be, between the date of any statements subsequently delivered to EDC pursuant to Section 8.01(d) and the date of the ADVANCE on which this representation is deemed to be made; there has been no material adverse change in the financial condition or in the business or assets of the BORROWER;

   (h) there are no legal proceedings pending or, so far as is known to the BORROWER, threatened before any court, arbitral tribunal, administrative agency or governmental or other body having authority over it which could or would materially adversely affect the financial condition or the operations of the BORROWER or its ability to perform its obligations hereunder, except for those listed at Schedule "D" hereto;

    (i) to the best of its knowledge after due investigation, the BORROWER is not in material violation of any term of its incorporating instrument and by-laws or of any agreement, instrument evidencing indebtedness, mortgage, franchise, license, judgment, decree, order, statute, rule, law, ordinance or regulation to which it or its business or assets are subject; the entering into, performance and compliance by the BORROWER with this Agreement and each document to be delivered by the BORROWER with respect thereto will not result in any such violation or constitute a default under or be in conflict with any such term, or create any LIEN upon any of the assets of the BORROWER pursuant to any such term including without limitation on the COLLATERAL; and there is no such term which materially adversely affects or in the future may (so far as the BORROWER can now foresee) materially adversely affect the financial condition or the business or assets of the BORROWER or its ability to perform its obligations hereunder;

   (j) the irrevocable submission by the BORROWER to the non-exclusive jurisdiction of the Courts of the Province of Ontario is legal, valid, binding and enforceable;

   (k) In respect of the security interest granted by the BORROWER in the COLLATERAL pursuant to the SECURITY AGREEMENT:

       (i) except for the security interests set out in Schedule "E" and rights in the COLLATERAL acquired by Kemess Mines Inc. after the date hereof, the BORROWER is, or with respect to COLLATERAL acquired after the date hereof will be, the sole beneficial owner of the COLLATERAL, free and clear of any TAXES or LIENS ranking prior to or pari passu with the security constituted by the SECURITY AGREEMENT;

       (ii) the BORROWER has, or with respect to COLLATERAL acquired after the date hereof will have, the right to grant a security interest in the COLLATERAL in favor of EDC on the terms of the SECURITY AGREEMENT;

       (iii) the location specified in Schedule "B" of the SECURITY
AGREEMENT hereto as to business operations and records of the BORROWER is accurate and complete and the COLLATERAL will be kept at such location except to the extent that any of the COLLATERAL becomes obsolete or is no longer required in connection with the operation of the BORROWER's business at such location, the BORROWER may move the COLLATERAL to such other location(s) of the BORROWER in CANADA or the United States of America as the BORROWER may specify by prior written notice to EDC and which EDC shall approve if, acting reasonably, it is satisfied that it shall be in no less advantageous a position as regards its security interests in the COLLATERAL (or such part thereof as is to be moved) as it was prior to such move;

       (iv) the COLLATERAL is properly insured with reputable insurers against loss or damage by fire and such other risks as EDC may reasonably require to the full insurable value thereof, and the loss payable under the insurance policies is payable to EDC in accordance with EDC's interest in the said COLLATERAL; and

(1) that at least USD15,000,000 worth of the output of gold and/or copper of the BORROWER will be exported annually from CANADA.


                                   ARTICLE III
                                      LOAN

Section 3.01 -- Loan

Subject to the terms and conditions of this Agreement and in reliance on the foregoing representations and warranties, EDC agrees to lend to the BORROWER the following in order to assist in financing the purchase of the GOODS and SERVICES.

   (a) up to the CANADIAN DOLLAR equivalent of USD12,500,000 to finance the acquisition of that part of the GOODS and SERVICES consisting of seven R260 Euclid-Hitachi Hauler vehicles and associated spare parts and services ("Tranche "A""); and

   (b) up to the CANADIAN DOLLAR equivalent of USD2,500,000 to finance the acquisition of that part of the GOODS and SERVICES consisting of one LeTourneau Front-End loader and associated spare parts and services ("Tranche "B"").

Section 3.02 -- Disbursements

   (a) The BORROWER authorizes EDC to make disbursements in accordance with the terms of this Agreement (including Schedule "A") and all such disbursements will constitute ADVANCES under this Agreement. The BORROWER acknowledges that the disbursement terms set out herein may be different from the payment terms under the CONTRACT.

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                                        9

        (b) EDC will advise the BORROWER, of the particulars of each ADVANCE, including the amount in CANADIAN DOLLARS charged to the loan account of the BORROWER pursuant to Section 3.03 and the rate of exchange used by EDC for the purposes of Section 3.03 if applicable.

Section 3.03 -- Currency of Advances

        (a) Subject to the provisions of Section 3.03 (b), each ADVANCE under this Agreement will be disbursed by EDC either (i) if to the SELLER in CANADIAN DOLLARS or UNITED STATES DOLLARS, in accordance with the instructions received pursuant to Schedule "A", or (ii) if as a reimbursement to the BORROWER, in CANADIAN DOLLARS.

        (b) For each disbursement in UNITED STATES DOLLARS, EDC will obtain the buying rate of the BANK for CANADIAN DOLLARS with UNITED STATES DOLLARS on the date of each ADVANCE for delivery on the date of the ADVANCE. EDC will use such rate to determine the amount of CANADIAN DOLLARS to be charged to the loan account, of the BORROWER to provide the amount of UNITED STATES DOLLARS required for a disbursement of an ADVANCE to the SELLER. The indebtedness of the BORROWER for each such disbursement in UNITED STATES DOLLARS will be the amount of CANADIAN DOLLARS so determined.

Section 3.04 -- Disclaimer

Notwithstanding that ADVANCES under this Agreement are to be used to finance the purchase of the GOODS and/or SERVICES, the BORROWER agrees that EDC is under no obligation to determine the validity, legality or enforceability of the CONTRACT. If part or all of the CONTRACT or any related document is repudiated or proves to be void, invalid, illegal or unenforceable, or if there is any dispute relating to the CONTRACT, such event will not in any way affect or impair the rights of EDC against the BORROWER under this Agreement or any related document executed or issued by the BORROWER, or change in any way the obligations of the BORROWER to EDC hereunder.

Section 3.05 -- Third Country Supply

Other than with respect to amounts to be ADVANCED under Section 3.01(b), no amount will be ADVANCED by EDC pursuant to Section 3.01 of this Agreement in respect of goods supplied to the BORROWER from a country other than Canada or in respect of non-Canadian services, as determined by EDC, provided to the BORROWER without EDC's prior written consent.

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                                       10

                                   ARTICLE IV
                  REPAYMENT OF PRINCIPAL, PAYMENT OF INTEREST
                               AND OTHER CHARGES


Section 4.01 -- Principal

Subject to the provisions of Sections 4.03, 4.09 and 4.10, the BORROWER will repay to EDC or its order, the aggregate principal amount of all ADVANCES in up to sixteen (16) consecutive installments on successive INTEREST PAYMENT DATES commencing on the FIRST REPAYMENT DATE. Each installment will be in an amount equal to the result obtained by dividing the aggregate of all ADVANCES outstanding and not overdue hereunder thirty (30) days prior to the INTEREST PAYMENT DATE on which such installment is due by the number of installments then remaining to be paid with the last installment in each case being in the amount necessary to repay in full the aggregate of all ADVANCES then outstanding.

Section 4.02 -- Interest

    (a) The BORROWER will pay to EDC interest on the aggregate of the Section 3.01(a) ADVANCES outstanding from time to time at the rate per annum equal to the sum of (i) the six (6) month CAD-BA-CDOR, and (ii) 1.10% per annum.

    (b) The BORROWER will pay to EDC interest on the aggregate of the Section 3.01(b) ADVANCES outstanding from time to time at the rate per annum equal to the sum of (i) the six (6) month CAD-BA-CDOR; and (ii) 1.60% per annum.

    (c) The BORROWER will pay on demand default interest if the BORROWER fails to pay any amount due and payable hereunder at the rate per annum equal to the pre-default rate for the applicable Tranche, increased in each case by 2.0% from the date of the payment default so long as such default will continue and before and after demand and judgment until paid.

    (d) If an ADVANCE is made within thirty (30) days before an INTEREST PAYMENT DATE, interest will be calculated from the date of the ADVANCE but will be paid starting only on the second INTEREST PAYMENT DATE after the ADVANCE is made.

    (e) Each determination of a rate of interest by EDC will be conclusive evidence, in the absence of manifest error, of such rate of interest. Interest will be calculated on the basis of the actual number of days elapsed divided by 365. The actual yearly rate of interest to which the said rate so calculated is equivalent to is the said rate multiplied by the actual number of days in the year divided by 365.

    (f) EDC shall, if so requested, confirm to the BORROWER the CAD-BA-CDOR used to determine the applicable interest rate.

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                                      11

    (g) Interest at the rates herein provided will be calculated semi-annually not in advance; will be due and payable on each INTEREST PAYMENT DATE, and will be payable both before and after default, maturity and judgment.

Section 4.03 -- Additional Cost and Illegality

    (a) In the event that a law or regulation is enacted or changed, or the interpretation or administration thereof is changed by the administering governmental authority, or in the event that a judgment is rendered which:

        (i) subjects EDC to any tax with respect to payments to be made by the BORROWER to EDC hereunder (except for taxes on the overall net income of EDC and those taxes contemplated by Section 4.07), or

        (ii) imposes or modifies any reserve or similar requirement against assets held by, or deposits in or for the account of, or loans by, an office of EDC;

with the result that the cost to EDC of making or maintaining ADVANCES is increased or the income receivable by EDC in respect of the principal indebtedness of the BORROWER to EDC hereunder is reduced, the BORROWER will pay to EDC on demand that amount which will compensate EDC for such additional cost or reduction in income. Upon EDC having determined that it is entitled to additional compensation in accordance with the provisions of this
Section 4.03(a), EDC will promptly notify the BORROWER thereof. A certificate of EDC setting forth the amount of such additional compensation and the basis therefor will be submitted by EDC to the BORROWER and will be conclusive evidence of such amount in the absence of manifest error. EDC will have no obligation to make any further ADVANCES after such event until EDC has received the additional compensation.

In the event EDC gives the notice provided for in this Section 4.03(a), the BORROWER will have the right, upon written notice to that effect (which will be irrevocable and will constitute the BORROWER's undertaking to prepay accordingly) delivered to EDC at least thirty (30) days prior to the next INTEREST PAYMENT DATE, to prepay in full on such INTEREST PAYMENT DATE, the said principal indebtedness of the BORROWER together with accrued interest thereon and all other sums due hereunder (but without the premium contemplated in Sections 4.09(b) and 4.10).

In the event of such prepayment, the obligation of EDC to make any further ADVANCES will, at the option of EDC, thereupon terminate.

    (b) If it will become unlawful in any relevant jurisdiction for EDC to continue to make or to maintain ADVANCES or for EDC to make or receive any payment or to perform, exercise or to give effect to any obligation, right or benefit under this Agreement or any related document, the BORROWER will prepay to EDC, if requested by EDC, forthwith or at the end of such period as EDC will have permitted, the principal indebtedness of the

BORROWER together with interest accrued thereon and all other sums due hereunder to the date of such prepayment (but without the premium contemplated in Sections 4.09(b) and 4.10). In the event of any such illegality or prepayment, the obligation of EDC to make any further ADVANCES will, at the option of EDC, thereupon terminate.

Section 4.04 -- Place and Manner of Payment

Amounts payable by the BORROWER to EDC pursuant hereto in CANADIAN DOLLARS will be paid in CANADIAN DOLLARS without set-off or counterclaim not later than 11:00 a.m. (Toronto time) on the day such payment is due and in funds for same-day settlement, at Bank of Montreal, First Bank Tower, First Canadian Place, Toronto, Ontario M5X 1A1 for the credit of EDC, account number 0000-876 in favour of EDC, or at such other account or financial institution as EDC may, from time to time, notify the BORROWER

Section 4.05 -- No Deduction for Taxes

    (a) All payments by the BORROWER to EDC hereunder will be made free and clear of and without deduction or withholding for or on account of any TAXES unless the BORROWER is required by law to make such a payment subject to the deduction or withholding of such TAXES, in which case the sum payable by the BORROWER in respect of which such deduction or withholding is required to be made will be increased to the extent necessary to ensure that, after the making of the required deduction or withholding, EDC receives and retains (free from any liability in respect of any such deduction or withholding) a net sum equal to the sum which it would have received and so retained had no such deduction or withholding been made or required. The BORROWER will pay or cause to be paid all TAXES imposed on or in connection with the execution issuance, delivery, registration and enforcement of this Agreement or the payment of principal, interest or any other charges payable by the BORROWER hereunder, including all additional amounts and penalties payable in respect of any delay or failure of the BORROWER to pay such TAXES.

    (b) If the BORROWER cannot legally pay or remit such TAXES, or have them paid as provided in Section 4.05(a), the rate of interest payable under this Agreement will be increased to such rate as will yield to EDC, after payment of such TAXES, the principal amounts ADVANCED by EDC with interest at the rate specified in this Agreement, and all other amounts payable by the BORROWER hereunder. The BORROWER will, at the request of EDC, execute and deliver any further instrument necessary or advisable to reflect such increase in the rate of interest.

Section 4.06 -- Administration Fee

The BORROWER acknowledges that the SELLER is required to pay to EDC an administration fee in respect of this Agreement and the BORROWER authorizes EDC to withhold for EDC's account a portion of the first disbursement to the SELLER hereunder in payment of this fee. The SELLER has complete discretion to disclose the administration fee to the BORROWER.

Section 4.07 -- Costs and Expenses

     (a) In respect of an amendment of this Agreement made at the request of the BORROWER, preservation of rights under or enforcement of this Agreement, the BORROWER will pay to EDC, within thirty (30) days of EDC's billing therefor, all reasonable costs and expenses incurred by EDC in connection with this Agreement, including without limitation, the fees and expenses of independent legal counsel for EDC and all necessary travel costs of EDC and its independent legal counsel.

     (b) All documents or information to be furnished to EDC by the BORROWER will be supplied at the BORROWER's expense.

Section 4.08 -- Application of Payments

All payments (other than a prepayment pursuant to Sections 4.09 and 4.10) made by or for the account of the BORROWER under this Agreement will be applied first to any payment which may be due and owing under Section 4.07, then to interest due and payable, then to principal due and payable, and lastly, to prepayment of installments of principal in inverse order of maturity.

Section 4.09 -- Voluntary Prepayment

The BORROWER may, when not in default hereunder, prepay the principal indebtedness of the BORROWER hereunder, in whole or from time to time in part, provided that:

    (a) each partial prepayment will be in an amount not less than the amount of one installment of principal payable pursuant to Section 4.01 or a whole multiple thereof,

    (b) any such prepayment will be made only on the FIRST REPAYMENT DATE and any INTEREST PAYMENT DATE thereafter,

    (c) the BORROWER gives notice to EDC of its intention to make any such prepayment not less than ninety (90) days prior to such prepayment, which notice will be irrevocable and will constitute the BORROWER's undertaking to prepay accordingly or in lieu of giving ninety (90) days notice of prepayment, the BORROWER may pay to EDC, in addition to any other amounts payable under this Section 4.09, an additional amount equal to ninety (90) days interest on the principal amount being prepaid calculated at the rate per annum set out in Sections 4.02(a) and (b) hereof;

    (d) the BORROWER pays interest accrued on such principal amount being prepaid to the date of prepayment as well as all other amounts due and payable on the date of prepayment in respect of such principal amount being prepaid; and

    (e) amounts prepaid will be applied to installments payable in inverse order of maturity and will not be re-ADVANCED.

Section 4.10 -- Mandatory Prepayment

    (a) If the CONTRACT is terminated by the BORROWER before completion, then on the next INTEREST PAYMENT DATE following such event the BORROWER will prepay to EDC the amount ADVANCED by EDC to the BORROWER in excess of the purchase price of vehicles purchased pursuant to the CONTRACT prior to the termination, plus, in each case, accrued interest and all other charges payable hereunder.

    (b) If the BORROWER exercises the BUY-BACK RIGHT before completion of the CONTRACT, then on the later of the next INTEREST PAYMENT DATE following such event and the INTEREST PAYMENT DATE following receipt by the BORROWER from the SELLER of such sums of money as the BORROWER is entitled to receive from the SELLER pursuant to the exercise of the BUY-BACK RIGHT the BORROWER will repay to EDC the amount of Tranche "A" funds ADVANCED by EDC to the BORROWER in respect of each vehicle subject to the BUY-BACK RIGHT, plus, in each case accrued interest with respect to Tranche "A" and all other charges payable hereunder.

    (c) THE BORROWER shall give notice of its intention to make a prepayment pursuant to Section 4.10(a) or (b) not less than ninety (90) days prior to such prepayment, which notice will be irrevocable and will constitute the BORROWER's undertaking to prepay accordingly or in lieu of giving ninety (90) days notice of prepayment, the BORROWER may pay to EDC, in addition to any other amounts payable under this Section 4.10, an additional amount equal to ninety (90) days interest on the principal amount being prepaid calculated at the rate per annum set out in Sections 4.02(a) and (b) hereof.

    (d) Prepaid amounts will be applied to installments in inverse order of their due dates.

Section 4.11 -- Optional Prepayment

    In the event the BORROWER is required to prepay Tranche "A" in accordance with Section 4.10(b), EDC may request that the BORROWER also simultaneously repay the amount of Tranche "B" funds ADVANCED by EDC to the BORROWER, plus, in each case accrued interest with respect to Tranche "B" and the BORROWER may, but shall not be required to, make such payment.

Section 4.12 -- Indemnities

    The BORROWER will indemnify and hold harmless EDC against any loss (including loss of profit) costs, damage, liability or expense sustained or incurred by EDC as a consequence of:

    (a) any default in repayment of principal or payment of interest or any other amount due hereunder;

    (b) the delay or failure of the BORROWER to make payment of or in respect of any TAXES pursuant to Section 4.05; or

    (c) any payment or prepayment of principal being made on other than an INTEREST PAYMENT DATE,

including, in any such case, but not limited to, any loss, cost, damage, liability or expenses sustained or incurred by EDC in liquidating or re-employing deposits or funds from third parties acquired or to be acquired to make ADVANCES or maintain or continue any amount already advanced or any part thereof.


                                   ARTICLE V
                                   SECURITY

Section 5.01 -- Security

As security for the due and punctual payment and performance of all the BORROWER's obligations to EDC hereunder, the BORROWER will deliver to EDC the SECURITY DOCUMENTS. The security interests constituted under the SECURITY AGREEMENT and the KM SECURITY AGREEMENT will be effective and the undertakings thereunder in respect thereto will be continuing, whether the ADVANCES hereby or thereby secured or any part thereof will be ADVANCED before or after or at the same time as the creation of any such security interest or before or after or upon the date of execution of this Agreement and will not be affected by any payments made by the BORROWER hereunder or by the balance of ADVANCES fluctuating from time to time.


                                  ARTICLE VI
                                 LOAN ACCOUNTS

Section 6.01 -- Loan Accounts

EDC will maintain one or more loan accounts in the name of the BORROWER in accordance with normal business practices. The loan accounts of EDC will be prima facie evidence (in the absence of manifest error) of the indebtedness of the BORROWER to EDC and of the amounts due from time to time by the BORROWER to EDC under this Agreement.


                                  ARTICLE VII
                           PREDISBURSEMENT CONDITIONS

Section 7.01 -- First Advance

EDC will have no obligation to make any ADVANCES until it has received:

    (a) an executed copy of each of the SECURITY DOCUMENTS;

    (b) evidence satisfactory to EDC that the security interest granted pursuant to the SECURITY AGREEMENT and the KM SECURITY AGREEMENT has been duly perfected by registration in the Province of British Columbia;

    (c) an executed copy of the CONTRACT;

    (d) relevant corporate documents showing due authorization, executions and delivery of this Agreement such as resolutions, specimen signatures and certificates of authorization, together with a certificate of status for the BORROWER issued by the Ministry of Consumer and Commercial Relations of the Province of Ontario or other appropriate entity satisfactory to EDC;

    (e) satisfactory evidence of insurance coverage reasonably acceptable to EDC with respect to the GOODS and that EDC has been named as a first loss payee under the insurance policies effecting such coverage;

    (f) a certificate of incumbency satisfactory to EDC, setting out the names of persons authorized to sign any document relating to this Agreement on behalf of the BORROWER, with specimen signatures of such persons. The BORROWER agrees that EDC may rely on the authority of any such person until notified in writing to the contrary (effective only upon actual receipt by EDC), and any documents related to this Agreement signed by any person will be binding upon the BORROWER;

    (g) confirmation satisfactory to EDC from the SELLER that the SELLER has received from the BORROWER an amount equivalent to any Goods and Services Tax owing with respect to those GOODS and/or SERVICES financed with the ADVANCE.

    (h) the opinion of counsel for the BORROWER, substantially in the form of Schedule "C", respectively, and

    (i) the opinion of counsel for EDC in British Columbia, to such effect as EDC may reasonably require.

Section 7.02 -- Each Advance

EDC will have no obligation to make any ADVANCE unless each of the following additional terms and conditions have been satisfied at the time the ADVANCE is to be made:

    (a) except as permitted or required hereunder, each of the representations and warranties in Section 2.01 hereof and in Section 3 of the SECURITY AGREEMENT will be true and correct as if made and repeated on the date of the ADVANCE with reference to the facts then existing;

    (b) there will have been no material adverse change in the financial condition or business or assets of the BORROWER since the date of the last financial statements received pursuant to Section 2.01(g);

    (c) the provisions of the Disbursement Terms contained in Schedule "A" have been complied with in respect of the ADVANCE; and

    (d) no EVENT OF DEFAULT or POTENTIAL DEFAULT will have occurred and be continuing.

Section 7.03 -- Waiver of Predisbursement Conditions

The conditions in Sections 7.01 and 7.02 are for the benefit of EDC only and may be waived by EDC, in whole or in part, and with or without conditions, for any ADVANCE, without affecting EDC's right to require that such conditions be satisfied for any other ADVANCE or ADVANCES.

                                 ARTICLE VIII
                             COVENANTS OF BORROWER

Section 8.01 -- Covenants of Borrower

The BORROWER covenants and agrees with EDC that, unless compliance has been waived by EDC, it will:

    (a) punctually pay to EDC all principal, interest and any other amounts owing by it to EDC under this Agreement on the dates, at the place, in the currency or currencies and in the manner specified herein;

    (b) maintain its corporate existence in good standing;

    (c) carry on its business in a proper and businesslike manner, and maintain all material properties, material rights, material contracts and material authorizations necessary or useful in the conduct of its business;

    (d) within one hundred and twenty (120) days after the end of each financial year, deliver to EDC a copy of its audited financial statements (including a balance sheet and statement of profit and loss), with a certificate of its independent auditors (who shall be auditors experienced in auditing public companies of similar size), stating that in their opinion, without any material qualification, the statements accurately present the financial position of the BORROWER and the results of its operations for the financial year being reported on, in accordance with GAAP consistently applied;

    (e) keep its assets and business, including the COLLATERAL, insured in the manner and to the extent customary in Canada for similar businesses;

    (f) obtain and maintain in force any authorization or registration from any administrative or governmental agency or other body required under the laws of CANADA which is or may become necessary for the BORROWER to fulfill its obligations hereunder and under the CONTRACT;

    (g) not consolidates or merge into another corporation, or sell or assign all or substantially all of its assets (determined on a consolidated basis), unless as a result of such merger or consolidation, sale or assignment the surviving corporation shall have a consolidated net worth equal to or greater than the consolidated net worth of the BORROWER immediately prior to such transaction;

    (h) provide a FMAR to EDC on a monthly basis for the six (6) months following the date of this Agreement and thereafter on an annual basis if so requested by EDC;

    (i) not create or permit to exist or continue any LIENS over the COLLATERAL as security for any INDEBTEDNESS of the BORROWER ranking prior to or pari passu with the security constituted by the SECURITY AGREEMENT or the KM SECURITY AGREEMENT;

    (j) not sell, lease, assign or otherwise dispose of the COLLATERAL other than:

        (i) sale or lease of any COLLATERAL to Kemess Mines Inc.; and

        (ii) sale, trade-in or other dispositions of any of the COLLATERAL which becomes obsolete to any supplier or vendor of replacement vehicles or equipment of comparable value upon prior written notice to EDC, provided EDC receives a security interest in form and content satisfactory to EDC in such replacement vehicles or equipment;

    (k) not, without the consent of EDC, and except as otherwise provided for in the CONTRACT, cancel or terminate or permit the cancellation or termination of the CONTRACT or make or permit the making of any material amendments to the CONTRACT which relate to the purchase price, the terms and manner of payment, the time and manner of delivery of any GOODS or SERVICES or which reduce the Canadian benefit derived from the sale of any GOODS or SERVICES;

    (l) promptly notify EDC of any material dispute under the CONTRACT of which it becomes aware;

    (m) promptly notify EDC of the occurrence of any EVENT OF DEFAULT or POTENTIAL DEFAULT;

   (n) comply in all material respects with the requirements of all laws, statutes, regulations, authorizations, approvals, licenses or registrations required to own its properties and assets, including without limitation, the COLLATERAL, and carry on its business as currently carried on and to perform its obligations under the SECURITY AGREEMENT;

   (o) in respect of the COLLATERAL;

       (i) maintain and preserve all of the COLLATERAL in good repair, working order and condition, subject to normal wear and tear, and, from time to time, make all needful and proper repairs, renewals, replacements, additions and improvements thereto and carry on its business in a proper and efficient manner so as to preserve and protect the COLLATERAL and the earnings, incomes, issues and profits thereof;

       (ii) at any reasonable time and from time to time, upon reasonable prior notice, the BORROWER, will permit EDC (at EDC's expense) or any representative thereof to verify the existence and state of the COLLATERAL in any manner EDC may consider appropriate;

       (iii) keep the COLLATERAL free and clear of all TAXES, LIENS, assessments and claims ranking prior to or pari passu with the security constituted by the SECURITY AGREEMENT and the KM SECURITY AGREEMENT;

       (iv) promptly notify EDC of any loss of or material damage to the COLLATERAL;

       (v) promptly notify EDC of any change in the name of the BORROWER or the location of its chief executive offices;

       (vi) take all steps and all actions as may be reasonably required or deemed advisable by EDC to perfect or more fully evidence EDC's rights and interest in the COLLATERAL over which a security interest has been granted to EDC under the SECURITY AGREEMENT and the KM SECURITY AGREEMENT.

                                   ARTICLE XI
                                CANADIAN BENEFIT

Section 9.01 -- Canadian Benefit

The BORROWER acknowledges that EDC has entered into this Agreement to finance goods and services of Canadian manufacture and origin (with the exception of the equipment to be financed under Tranche "B"). The BORROWER and EDC both acknowledge and confirm that the EXPORTER has advised them that the COLLATERAL (other than the equipment to be financed under Tranche "B") is of Canadian manufacture and origin; that the GOODS and/or SERVICES will have the maximum practicable Canadian benefit, and that it is the responsibility of the EXPORTER to satisfy EDC that EDC's Canadian benefit requirements are met.


                                   ARTICLE X
                                    DEFAULT

Section 10.01 -- Events of Default

The occurrence of any of the following will be a default by the BORROWER under this Agreement:

    (a) the non-payment within three (3) BUSINESS DAYS of the due date thereof of any sum payable hereunder or under the SECURITY AGREEMENT, whether at maturity, by acceleration or otherwise;

    (b) if the BORROWER (i)makes an assignment for the benefit of its creditors; or (ii)petitions or applies to any tribunal for the appointment of a receiver or trustee for itself or any substantial part of its assets; or(iii) starts any proceeding relating to itself under any present or future reorganization, arrangement, adjustment of debt, dissolution or liquidation law of any jurisdiction; or (iv)in any way consents to, approves or acquiesces in any bankruptcy, reorganization or insolvency proceeding started by any other person, or any proceeding by any other person for the appointment of a receiver or trustee for the BORROWER or any substantial part of its assets; or (v)allows any receivership or trusteeship to remain undischarged for a period of thirty (30) days; or (vi)becomes or is declared by any competent authority to be bankrupt or insolvent;

    (c) if the BORROWER consolidates or merges into another corporation, or sells or assigns all or substantially all of its assets (determined on a consolidated basis), and as a result of such merger, consolidation, sale or assignment the surviving corporation has a consolidated net worth less than the consolidated net worth of the BORROWER immediately prior to such transaction;

    (d) if the BORROWER (i)fails to pay any amount due under the Indenture between the BORROWER, Kemess Mines Inc. and Mellon Bank dated August 12, 1996 (the "Indenture"); (ii)fails to pay in the aggregate any amount due in excess of USD10,000,000 (or its equivalent in other currencies as determined by EDC) under any loans, guarantees or security agreements (other than that instrument referred to in sub-section (i)hereof to which it is a party, on the due date or within any applicable grace period; or (iii)defaults under any other term of the Identure which would allow (assuming the giving of appropriate notice if required) the holder of the Indenture to declare the indebtedness thereunder to be immediately due and payable or to be due and payable on demand or to suspend of advances thereunder.

    (e) if any representation or warranty made by or on behalf of the BORROWER in this Agreement or in any related document or opinion will have been incorrect in any material respect when made or deemed to be made.

    (f) if any court makes any judgment or order, or any law, ordinance, decree or regulation is enacted the effect of which is to make this Agreement or the SECURITY AGREEMENT or any material provision hereof or thereof invalid or unenforceable, and the BORROWER fails to provide replacement documents satisfactory to EDC evidencing, and where applicable, securing its INDEBTEDNESS under this Agreement within thirty (30) days of such event.

    (g) if the BORROWER creates or permits to exist or continue any LIENS over the COLLATERAL as security for the INDEBTEDNESS of the BORROWER or any other person ranking prior to or pari passu with the security constituted by the SECURITY AGREEMENT and the KM SECURITY AGREEMENT.

    (h) if the BORROWER fails to take all steps and all actions as may be reasonably required or deemed advisable by EDC to perfect or more fully evidence EDC's rights and interest in the COLLATERAL over which a security interest has been granted by the BORROWER to EDC under the SECURITY AGREEMENT.

    (i) if the BORROWER fails to obtain or maintain in force any material authorization or registration from any administrative or governmental agency or other body required under the laws of CANADA which is or may become necessary for the BORROWER to fulfill its obligations hereunder and under the SECURITY AGREEMENT; or

    (j) if the BORROWER defaults in the due performance or observance of any term of this Agreement or the SECURITY AGREEMENT other than those specifically dealt with in this Section 10.01, which is not remedied with forty-five (45) days after notice by EDC to do so.

Section 10.02 - Suspension of Advances

If at any time, (a) an EVENT OF DEFAULT or a POTENTIAL DEFAULT occurs and is continuing, or (b) in the reasonable judgment of EDC, an event or circumstance occurs which makes it unlikely that the BORROWER will be able to perform its obligations under this Agreement or the SECURITY AGREEMENT on a timely basis, EDC may, without prejudice to the obligations of the BORROWER hereunder or under the SECURITY AGREEMENT, including without limitation, the obligation to pay interest and to repay principal, by notice to the BORROWER, suspend EDC's obligation to make ADVANCES, which suspension will continue until EDC notifies the BORROWER that the suspension is removed.

Section 10.03 -- Termination of Advances and Acceleration

If an EVENT OF DEFAULT occurs and is continuing, EDC may by one or more notices to the BORROWER do one or more of the following:

    (a) declare that EDC is under no further obligation to make ADVANCES, whereupon such obligation will cease,

    (b) declare that all or part of the indebtedness of the BORROWER under this Agreement to be payable on demand whereupon the same together with all accrued interest and any other amounts payable under this Agreement will immediately become payable on demand, and

    (c) declare all or part of the indebtedness of the BORROWER under this Agreement to be immediately due and payable, whereupon the same will become immediately due and payable, together with all accrued interest and any other amounts payable under this Agreement without any further demand or notice of any kind, and

    (d) exercise all other rights and remedies available to it under the SECURITY AGREEMENT.

Section 10.04 -- Remedies Cumulative

The rights and remedies of EDC under this Agreement are cumulative and are in addition to, and not in substitution for, any rights or remedies provided by law. Any single or partial exercise by EDC of any rights under this Agreement or any failure to exercise or delay in exercising any such right or remedy will not be or be deemed to be a waiver of, or will not prejudice, any other rights or remedies to which EDC may be entitled for any EVENT OF DEFAULT or POTENTIAL DEFAULT. Any waiver by EDC of the strict compliance with any term of this Agreement or any related document will not be deemed to be a waiver of any subsequent EVENT OF DEFAULT or POTENTIAL DEFAULT.

Section 10.05 -- Performance of Borrower's Covenants

If the BORROWER is in default of any obligation hereunder, then EDC may, without waiving or releasing the BORROWER from any of its obligations and without prejudice to any right or remedy of EDC, observe and perform or cause to be performed such obligations and in that connection pay such monies as may be required. Any such monies paid out by EDC will be repayable to EDC on demand, with interest at the rate specified and calculated in the manner described in Section 4.02(b) from the date of payment by EDC.

                                  ARTICLE XI
                                    NOTICE

Section 11.01 -- Notice

Every notice, demand, request, consent, waiver or agreement under this Agreement will be in writing, and in English, English being the governing language of this Agreement. All documents will be hand-delivered or sent by prepaid air mail or by telefax to the following addresses:

for the BORROWER,

   ROYAL OAK MINES, INC.
   c/o Royal Oak Mines (U.S.A.) Inc.
   5501 Lakeview Drive
   Kirkland, Washington, U.S.A.

   Attention:  Chief Financial Officer

   Telefax:    (425)822-3552

for EDC,

   EXPORT DEVELOPMENT CORPORATION
   151 O'Connor Street
   Ottawa, Canada, K1A 1K3

   Attention:  Loans Operations

   Telefax:    (613)598-2514

or such other address or numbers which either party may from time to time notify the other in writing. Documents if delivered by hand will be deemed to be received upon delivery, if sent by prepaid air mail on the second Business Day after mailing and if transmitted by telefax the day of transmission unless such day is not a Business Day, in which case the Business Day following. In this Agreement, "in writing" includes printing, typewriting, or any electronic transmission that can be reproduced as printed text, on paper, at the point of reception. In this Section 11.01 "Business Day" means a day in the recipient's jurisdiction when banks are generally open for public business.

                                   ARTICLE XII
                PROPER LAW, SUBMISSION TO JURISDICTION AND WAIVERS

Section 12.01 -- Proper Law

This Agreement is made under and will be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein and will not be governed by public international law or the laws of any other jurisdiction.

Section 12.02 -- Waiver of Immunity

The BORROWER agrees that this Agreement and the transactions contemplated herein constitute commercial activity within the meaning of the State Immunity Act of Canada. The BORROWER irrevocably waives, for each relevant jurisdiction, any right of immunity which it or any of its property has or may acquire in respect of its obligations hereunder, including, without limitation, any immunity from jurisdiction, suit, judgment, set-off, execution, attachment (and in an action in rem, arrest, detention, seizure and forfeiture) or other legal process (including, without limitation, relief by way of injunction and specific performance).

Section 12.03 -- Waiver of Prior Proceeding

The BORROWER irrevocably waives, to the fullest extent permitted by applicable law, any claim that any action or proceeding commenced by EDC relating in any way to this Agreement should be dismissed or stayed by reason, or pending the resolution of, any action or proceeding commenced by the BORROWER relating in any way to the Agreement, whether or not commenced earlier. To the fullest extent permitted by applicable law, the BORROWER will take all measures necessary for any such action or proceeding commenced by EDC to proceed to judgment or award prior to the entry of judgment in any such action or proceeding commenced by the BORROWER.

Section 12.04 -- Submission to Jurisdiction

Any legal proceeding with respect to this Agreement or to enforce any judgment obtained against the BORROWER or its assets may be brought by EDC in the Courts of the Province of Ontario, Canada, in the Courts of the Province of British Columbia, in the courts of any jurisdiction where the BORROWER may have assets or carries on business or in the courts where payments are to be made hereunder and the BORROWER hereby irrevocably submits to the non-exclusive jurisdiction of each such court and acknowledges its competence. The BORROWER agrees that a final judgement against it in any such legal proceeding will be conclusive and may be enforced in any other jurisdiction by suit on the judgment (a certified or exemplified copy of which judgment will be conclusive evidence of the fact and of the amount of the BORROWER's indebtedness) or by such other means provided by law.

                                 ARTICLE XIII
                                MISCELLANEOUS

Section 13.01 -- Insurance

Notwithstanding any other provision to the contrary herein contained, in the event that any of COLLATERAL is damaged or destroyed, the net proceeds of any such insurance shall be released by EDC to the BORROWER to be used solely for repairing and/or replacing the COLLATERAL which is damaged or destroyed.

Section 13.02 -- Severability of Provisions

Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction will, as to that jurisdiction, be ineffective to the extent of that prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of that provision in any other jurisdiction.

Section 13.03 -- Judgment Currency

The obligation of the BORROWER under this Agreement to make payments in CANADIAN DOLLARS will not be discharged or satisfied by any payment or recovery, whether pursuant to any judgment or otherwise, expressed in or converted into any other currency except to the extent of the amount of CANADIAN DOLLARS that is actually received by EDC as a result of such payment recovery. Accordingly, the obligation of the BORROWER to pay in CANADIAN DOLLARS will be enforceable as an alternative or additional cause of action for the purpose of recovery in such other currency of the amount by which such actual receipt by EDC falls short of the full amount of CANADIAN DOLLARS payable under this Agreement and such obligation will not be affected by judgment being obtained for any other sums due under this Agreement.

Section 13.04 -- Counterparts and Telefax

This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original and all of which will constitute together one and the same instrument and the parties agree that receipt by telefax of an executed copy of this Agreement will be deemed to be receipt of an original.

                                  ARTICLE XIV
                            SUCCESSORS AND ASSIGNS

Section 14.01 -- Successors and Assigns

This Agreement will be binding upon and enure to the benefit of the parties and their respective successors and assigns. The BORROWER may not assign or transfer all or any part of its rights or obligations hereunder. EDC may syndicate or participate to any Canadian chartered bank all or part of the loan contemplated in this Agreement.

IN WITNESS WHEREOF the parties hereto have signed and delivered this Agreement.

ROYAL OAK MINES INC.



Signature     /s/ Margaret K. Witte
              -------------------------
(Print Name): MARGARET K. WITTE


EXPORT DEVELOPMENT CORPORATION



Signature     /s/ Kevin Dodds
              -------------------------
(Print Name): KEVIN DODDS


Signature     /s/ Frank Kelly
              -------------------------
(Print Name): FRANK KELLY

Schedule "A" to the Loan Agreement No. 880-CAN-7559 made between ROYAL OAK MINES INC. and EXPORT DEVELOPMENT CORPORATION.

                               DISBURSEMENT TERMS

1. Each amount charged to the account of the BORROWER by EDC in respect of amounts ADVANCED pursuant to Section 3(c) below will be disbursed to the SELLER in UNITED STATES DOLLARS by deposit to the account and bank designated in writing to EDC by the SELLER. Each amount charged to the account of the BORROWER by EDC in respect of amounts ADVANCED pursuant to Section 3(d) below will be disbursed to the BORROWER in CANADIAN DOLLARS by deposit to the account and bank designated in writing to EDC by the BORROWER.

2. If the BORROWER has already paid part or all OF the purchase price of the GOODS and/or SERVICES, at the request of the BORROWER and on confirmation from the SELLER that it has received such payment, EDC will disburse an ADVANCE in respect thereof directly to the BORROWER, with any wire transfer costs to be payable by the BORROWER.

3. EDC is hereby authorized to make ADVANCES for the account of the BORROWER up to the amount being financed by EDC upon receipt by EDC of the following:

   (a) prior to the first ADVANCE hereunder, a statement from the SELLER naming the individuals authorized to sign documents on its behalf, with specimen signatures of such individuals;

   (b) prior to the first ADVANCE hereunder, the SELLER's banking instructions;

   (c) for each ADVANCE in respect of Purchase Order Nos. 1834 or 1835;

       (i) an invoice, numbered and dated, of the SELLER, expressed in UNITED STATES DOLLARS and issued pursuant to the relevant Purchase Order and referring to the GOODS and/or SERVICES to which it relates;

       (ii) a photocopy of the Commissioning Report issued in respect of the GOODS which are the subject of that ADVANCE and issued by Euclid-Hitachi
Heavy Equipment Ltd. (for GOODS supplied pursuant to Purchase Order No. 1835);

       (iii) an approval issued by the Chief Financial Officer or Treasurer of the BORROWER to pay each invoice which is the subject of that ADVANCE;

   (d) for each ADVANCE in respect of Purchase Order Nos. 1931, 4139, 4235 or 4236:

       (i) an invoice, numbered and dated, expressed in CANADIAN DOLLARS and issued pursuant to the relevant Purchase Order and referring to the GOODS and/or SERVICES to which it relates;

       (ii) confirmation from the BORROWER that is has made full payment against each invoice to the relevant supplier or that it will use the proceeds of the ADVANCE being requested to make full payment to that supplier on or before the due date of each invoice.

4. A copy of these Disbursement Terms shall be delivered to the SELLER by EDC.

Schedule "B" to the Loan Agreement No. 880-CAN-7559 made between ROYAL OAK MINES INC. and EXPORT DEVELOPMENT CORPORATION.

                                       SECURITY DOCUMENTS

                              SECURITY AGREEMENT

1. SECURITY INTEREST

    (a) For value received the UNDERSIGNED (the "Debtor") hereby grants to EXPORT DEVELOPMENT CORPORATION ("EDC"), by way of mortgage, charge, assignment and transfer, a security interest ("Security Interest") in the following:

        (i) intangibles of the Debtor being all right, title and interest of the Debtor in and to: (1) Purchase Order No. 1835 dated February 7, 1997; (2) Purchase Order No. 1834 dated February 7, 1997; (3) Purchase Order No. 4139 dated June 20, 1997; (4) Purchase Order No. 1931 dated April 21, 1997; (5) Purchase Order No.4236 dated May 6, 1997; and (6) Purchase Order No. 4235 dated May 6, 1997, each as issued by Kemess Mines Inc. to Wajax Industries Limited (the "Seller") and as amended by the Letter of the Debtor dated July 28, 1997 and further detailed in the Memorandum of the Seller entitled "EDC Financing Update" dated July 14, 1997 (collectively, as the same may be amended from time to time with the consent of EDC if required under the Loan Agreement (as defined below), the "Contract"), including without limitation, all summary and working purchase order drafts, the Buy-Back Right (as defined in the Loan Agreement (as defined below)) and any warranties or other rights under or in respect of the Contract;

        (h) the following goods (including without limitation all parts, accessories, attachments, replacements, additions, repairs and accessions thereto whether or not acquired by the Debtor under the Contract) now owned or hereafter owned or acquired by the Debtor or Kemess Mines Inc. under the contract (collectively, the "Equipment"):

    Unit                   Description         Serial Number
  ---------             -----------------     ---------------

1. Loader                LeTourneau D1400       2037

2. Truck#1               Euclid R260            401ADD75749

3. Truck#2               Euclid R260            401ADD75767

4. Truck#3               Euclid R260            401ADD75782

5. Truck#4               Euclid R260            401ADD75800

6. Truck#5               Euclid R260            401ADD75906

7. Truck#6               Euclid R260            410ADD75907

8. Truck#7               Euclid R260            401ADD75909
and in all proceeds thereof, accretions thereto and substitutions therefor and in all of the following now owned or hereafter owned or acquired by or on behalf of the Debtor, namely:

        (iii) all deeds, documents, writing, papers and books relating to or being records of the Equipment or the Contract or their proceeds or by which the Equipment or the Contract or their proceeds are or may hereafter be secured, evidenced, acknowledged or made payable including Documents of Title, Chartel Paper, Securities and Instruments relating to the Equipment or the Contract; and

        (iv) all contractual rights and insurance claims relating to the Equipment or the Contract;

        all of the foregoing being hereinafter collectively called
"Collateral".

    (b) Unless otherwise limited herein, the terms "Goods", "Chartel Paper", "Documents of Title", "Instruments", "Securities", "proceeds", "accession", "Money", "financing statements" and "financing change statements" whenever used herein shall be interpreted pursuant to their respective meanings when used in The Personal Property Security Act of the province of British Columbia, as amended from time to time, which Act, including amendments thereto and any Act substituted therefor and amendments thereto is herein referred to as the "P.P.S.A." Provided always that the term "Goods" when used herein shall not include "consumer goods" or "inventory" of the Debtor as those terms are defined in the P.P.S.A. Any reference herein to "Collateral" shall, unless the context otherwise requires, be deemed a reference to "Collateral or any part thereof".

2. INDEBTEDNESS SECURED

The Security Interest granted by the Debtor to EDC secures payment and performance of any and all obligations, indebtedness and liability of the Debtor to EDC (including interest thereon), present or future, direct or indirect, absolute or contingent, matured or not, extended or renewed, pursuant to the loan agreement dated July 31, 1997 between the Debtor and EDC, as amended, restated, replaced, modified, supplemented or novated from time to time (the "Loan Agreement"), and any ultimate unpaid balance thereof and whether the same is from time to time reduced and thereafter increased or entirely extinguished and thereafter incurred again and whether the Debtor be bound alone or with another or others and whether as principal or surety (hereinafter collectively called the "Indebtedness").

3. REPRESENTATIONS AND WARRANTIES OF THE DEBTOR

The Debtor represents and warrants and so long as this Security Agreement remains in effect shall be deemed to continuously represent and warrant that:

    (a) the Collateral is genuine and owned by the Debtor free of all Liens (as defined in the Loan Agreement) ranking prior to or pari passu with the Security Interest:

    (b) the Debtor is authorized to enter into this Security Agreement;

    (c) each debt, Chattel Paper and Instrument constituting proceeds of the Equipment is enforceable in accordance with its terms against the party obligated to pay the same; and

    (d) the locations specified in Schedule "A" are accurate and complete save for Equipment in transit to such locations.

4.  COVENANTS OF THE DEBTOR

So long as this Security Agreement remains in effect the Debtor covenants and agrees;

    (a) to notify EDC in accordance with the Loan Agreement of:

        (i) any change in the information contained herein or in the Schedules hereto relating to the Debtor, the Debtor's business or Collateral.

        (ii) the details of any material claims or litigation affecting the Debtor or Collateral.

        (iii)  any loss or material damage to Collateral,

        (iv) any default by any obligor under any agreement, instrument or other document, the obligations under which constitute proceeds of Collateral, in payment or other performance of his obligations; and

        (v)    the return to or repossession by the Debtor of Collateral;

    (b) to do, execute, acknowledge and deliver such financing statements, financing change statements and further assignments, transfers, documents, acts, matters and things (including further schedules hereto) as may be reasonably requested by EDC of or with respect to Collateral in order to give effect to these presents and to pay all costs for searches and filings in connection therewith;

    (c) to pay all taxes, rates, levies, assessments and other charges of every nature which may be lawfully levied, assessed or imposed against or in respect of the Debtor or Collateral as and when the same become due and payable;

    (d) to prevent Collateral from being or becoming an Accession to other property not covered by this Security Agreement;

    (e) to deliver to EDC from time to time promptly upon request:

        (i) any Documents of Title, Instruments, Securities and Chattel Paper constituting, representing or relating to Collateral,

        (ii) all books of account and all records, ledgers, reports, correspondence, schedules, documents, statements, lists and other writings relating to Collateral for the purpose of inspecting, auditing or copying the same,

        (iii) the annual financial statements prepared by or for the Debtor regarding the Debtor's business.

        (iv) all policies and certificates of insurance relating to Collateral, and

        (v) such information concerning Collateral, the Debtor and the Debtor's business and affairs as EDC may reasonably request;

    (f) not to remove the Collateral from the Province of British Columbia to another jurisdiction, unless it is to another jurisdiction in Canada or the United States of America and:

        (i)    the Debtor give EDC prior written notice;

        (ii) the Debtor makes any registrations required in order to continue the validity, effectiveness and perfection of the security interests of EDC in the Collateral in the jurisdiction into which the Collateral is to be moved, and evidence thereof is provided to EDC; and

        (iii) the Debtor delivers to EDC an opinion of the Debtor's counsel, in form satisfactory to EDC, to the effect that EDC's security interests in the Collateral are enforceable and have been duly registered and perfected in the jurisdiction into which the collateral is to be moved.

5. USE AND VERIFICATION OF COLLATERAL

Subject to compliance with the Debtor's covenants contained herein and Clause 7 hereof, the Debtor may, until default, possess, operate, collect, use and enjoy and deal with Collateral in the ordinary course of the Debtor's business in any manner not inconsistent with the provisions hereof; provided always that EDC shall have the right at any time and from time to time to verify the existence and state of the Collateral in any manner EDC may consider appropriate and the Debtor agrees to furnish all assistance and information and to perform all such acts as EDC may reasonably request in connection therewith and for such purpose to grant to EDC or its agents access to all places where Collateral may be located and to all premises occupied by the Debtor.

6. SECURITIES

If Collateral at any time includes Securities, the Debtor authorizes EDC to transfer the same or any part thereof into its own name or that of its nominee(s) so that EDC or its nominee(s) may appear of record record as the sole owner thereof, provided that, until default, EDC shall deliver promptly to the Debtor all notices or other communications received by it or its nominee(s) as such registered owner and, upon demand and receipt of payment of any necessary expenses thereof, shall issue to the Debtor or its order a proxy to vote and take all action with respect to such Securities. After default, the Debtor waives all rights to receive any notices or communications received by EDC or its nominee(s) as such registered owner and agrees that no proxy issued by EDC to the Debtor or its order as aforesaid shall thereafter be effective.

7. COLLECTION OF DEBTS

Before or after default under this Security Agreement, EDC may notify all or any obligors under any agreement, instrument or other document, the obligations under which constitute proceeds of Collateral, of the Security Interest and may also direct such obligors to make all payments on Collateral to EDC. The Debtor acknowledges that any payments on or other proceeds of Collateral received by the Debtor from such obligors, whether before or after notification of this Security Interest to such obligors and whether before or after default under this Security Agreement, shall be received and held by the Debtor in trust for EDC and shall be turned over to EDC upon request.

8. DISPOSITION OF MONEY

Subject to any applicable requirements of the P.P.S.A., all Money collected or received by EDC pursuant to or in exercise of any right it possesses with respect to Collateral shall be applied on account indebtedness in accordance with the provisions of the Loan Agreement.

9. EVENTS OF DEFAULT

The nonpayment when due, whether by acceleration or otherwise, of any principal or interest forming part of the Indebtedness or the failure of the Debtor to observe or perform to any obligation, covenant, term, provision or condition contained in this Security Agreement or the Loan Agreement or any other agreement between the Debtor and EDC relating to the Collateral, including without limitation the Loan Agreement shall constitute default hereunder which is herein referred to as "default".

10. ACCELERATION
EDC, in its sole discretion, may declare all or any part of the Indebtedness which is not by its terms payable on demand to be immediately due and payable, without demand or notice of any kind, in the event of default. The provisions of this clause are not intended in any way to affect any rights of EDC with respect to any Indebtedness which may now or hereafter to be payable on demand.

11. REMEDIES

    (a) Upon default, EDC may appoint or reappoint by instrument in writing, any person or persons, whether an officer or officers or an employee or employees of EDC or not, to be a receiver or receivers(hereinafter called a "Receiver" which term when used herein shall include a receiver and manager) of the Collateral and may remove any Receiver so appointed and appoint another in his stead. Any such Receiver shall, so far as concerns responsibility for his acts, be deemed the agent of the Debtor and not the EDC, and EDC shall not be in any way responsible for any agent misconduct, negligence, or non-feasance on the part of any such Receiver, his servants, agents or employees. Subject to the provisions of the instrument appointing him, any such Receiver shall have power to take possession of the Collateral, to preserve the Collateral or its value, and to sell, lease or otherwise dispose of or concur in selling, leasing or otherwise disposing of the Collateral. To facilitate the foregoing powers, any such Receiver may enter upon all premises owned or occupied by the Debtor wherein the Collateral may be situate, maintain the collateral upon such premises, and borrow money on a secured or unsecured basis as such Receiver shall, in his discretion, determine. Except as may be otherwise directed by EDC, all Money received from time to time by such Receiver in carrying out his appointment shall be received in trust for and paid over to EDC. Every such Receiver may, in the discretion of EDC, be vested with all or any of the rights and powers of EDC.

    (b) Upon default, EDC may, either directly or through its agents or nominees, exercise any or all of the powers and rights given to a Receiver by virtue of the foregoing sub-clause (a).

    (c) EDC may take possession of, collect, demand, sue on, enforce, recover and receive the Collateral and give valid and binding receipts and discharges therefor and in respect thereof and, upon default, EDC may sell, lease or otherwise dispose of the Collateral in such manner, at such time or times and place or places, for such consideration and upon such terms and conditions as to EDC may seem reasonable.

    (d) In addition to those rights granted herein and in any other agreement now or hereafter in effect between the Debtor and EDC and in addition to any other rights EDC may have at law or in equity, EDC shall have, both before and after default, all rights and remedies of a secured party under the P.P.S.A.. Provided always, that EDC shall not be liable or accountable for any failure to exercise its remedies, take possession of, collect, enforce, realize, sell, lease or otherwise dispose of the Collateral or to institute any proceedings for such purposes. Furthermore, EDC shall have no obligation to take any steps to preserve rights against prior parties to any Instruments or Chattel Paper, whether Collateral or proceeds and whether or not in EDC's possession and shall not be liable or accountable for failure to do so.

    (e) the Debtor acknowledges that EDC or any Receiver appointed by it may take possession of the Collateral whereever it may be located and by any method permitted by law and the Debtor agrees upon request from EDC or any such Receiver to assemble and deliver possession of the Collateral at such place or places as directed.

    (f) The Debtor agrees to pay all costs, charges and expenses reasonably incurred by EDC or any Receiver appointed by it, whether directly or for services rendered (including reasonable solicitors' and auditors' costs and other legal expenses and Receiver renumeration), in enforcing this Security Agreement, taking and maintaining custody of, preserving, repairing, processing, preparing for disposition and disposing of the Collateral and in enforcing or collecting Indebtedness and all such costs, charges and expenses together with any amounts owing as a result of any borrowing by EDC or any Receiver appointed by it, as permitted hereby, shall be a first charge on the proceeds of realization, collection or disposition of the Collateral and shall be secured hereby.

    (g) EDC will give the Debtor such notice, if any, of the date, time and place of any public sale or of the date after which any private disposition of Collateral is to be made, as may be required by the PPSA.


12. MISCELLANEOUS

    (a) The Debtor hereby authorizes EDC to file such financing statements, financing change statements and other documents and do such acts, matters and thing (including completing and adding schedules hereto identifying the Collateral or any permitted Liens affecting the Collateral or identifying the locations at which the Debtor's business is carried on and the Collateral and records relating thereto are situate) as EDC may deem appropriate to perfect on an ongoing basis and continue the Security Interest, to protect and preserve the Collateral and to realize upon the Security Interest and, effective upon default, the Debtor hereby irrevocably constitutes and appoints any Loans Operations officer from time to time of EDC the true and lawful attorney of the Debtor, with fill power of substitution, to do any of the foregoing in the name of the Debtor whenever and wherever it may be deemed necessary or expedient.

    (b) Without limiting any other right of the EDC, whenever Indebtedness is immediately due and payable or EDC has the right to declare Indebtedness to be immediately due and payable (whether or not it has so declared), EDC may, in its sole discretion, set off against Indebtedness any and all amounts then owed to the Debtor by EDC in any capacity, whether or not due, and EDC shall be deemed to have exercised such right of setoff immediately at the time of making its decision to do so even through any charge therefor is made or entered on EDC's records subsequent thereto.

    (c) Upon the Debtor's failure to perform any of its duties hereunder, EDC may, but shall not be obligated to, perform any or all of such duties, and the Debtor shall pay to EDC, forthwith upon written demand therefor, an amount equal to the expense incurred by EDC in so doing plus interest thereon from the date such expense is incurred until it is paid at the rate specified in the Loan Agreement.

    (d) EDC may grant extensions of time and other indulgences, take and give up security, accept compositions, compound, compromise, settle, grant releases and discharges and otherwise deal with the Debtor, the debtors of the Debtor, the principal obligant on any indebtedness guaranteed by the Debtor, sureties and others and with the Collateral and other security as EDC may see fit without prejudice to the liability of the Debtor or EDC's right to hold and realize the Security Interest. Furthermore, EDC may demand, collect and sue on Collateral in either the Debtor's or EDC's name, at EDC's option, and may endorse the

Debtor's name on any and all cheques, commercial paper, and any other Instruments pertaining to or constituting the Collateral.

    (e) No delay or omission by EDC in exercising any right or remedy hereunder or with respect to any Indebtedness shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. Furthermore, EDC may remedy any default by the Debtor hereunder or with respect to any Indebtedness in any reasonable manner without waiving the default remedied and without waiving any other prior or subsequent default by the Debtor. All rights and remedies of EDC granted or recognized herein are cumulative and may be exercised at any time and from time to time independently or in combination.

    (f) The Debtor waives protest of any Instrument constituting Collateral at any time held by EDC on which the Debtor is in any way liable and, subject to Clause 11(g) hereof, notice of any other action taken by EDC.

    (g) This Security Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

    (h) Save for any schedules which may be added hereto pursuant to the provisions hereof, no modification, variation or amendment of any provision of this Security Agreement shall be made except by a written agreement, executed by the parties hereto and no waiver of any provision hereof shall be effective unless in writing.

    (i) Subject to the requirements of Clause 11(g), whenever either party hereto is required or entitled to notify or direct the other or to make a demand or request upon the other, such notice, direction, demand or request shall be in writing and shall be sufficiently given, in the case of EDC, if delivered to it or sent by prepaid registered mail addressed to it at its address herein set forth or as changed pursuant hereto and, in the case of the Debtor, if delivered to it or if sent by prepaid registered mail addressed to it at its last address known to EDC. Either party may notify the other pursuant hereto of any change in such party's principal address to be used for the purposes hereof.

    (j) This Security Agreement and the security afforded hereby is in addition to and not in substitution for any other security now or hereafter held by EDC, and is intended to be a continuing Security Agreement and shall remain in full force and effect until all Indebtedness shall be paid in full.

    (k) The headings used in this Security Agreement are for convenience only and are not to be considered a part of this Security Agreement and do not in any way limit or amplify the terms and provisions of this Security Agreement.

    (l) When the context so requires, the singular number shall be read as if the plural were expressed and the provisions hereof shall be read with all grammatical changes necessary dependent upon the person referred to being a male, female, firm or corporation.

   (m) In the event any provision of this Security Agreement, as amended from time to time, shall be deemed invalid or void, in whole or in part, by any court of competent jurisdiction, the remaining terms and provisions of this Security Agreement shall remain in full force and effect.

   (n) Nothing herein contained shall in any way obligate EDC to grant, continue, renew, extend time for payment of or accept anything which constitutes or would constitute Indebtedness.

   (o) The Security Interest created hereby is intended to attach when this Security Agreement is signed by the Debtor and delivered to EDC.

   (p) The Debtor acknowledges and agrees that in the event it amalgamates with any other company or companies it is the intention of the parties hereto that the term "Debtor" when used herein shall apply to each of the amalgamating companies and to the amalgamated company, such that the Security Interest granted hereby (i) shall extend to "Collateral" (as that term is herein defined) owned by each of the amalgamating companies and the amalgamated company at the time of amalgamation and to any "Collateral" thereafter owned or acquired by the amalgamated company, and (ii) shall secure the "Indebtedness" (as the term is herein defined) of each of the amalgamating companies and the amalgamated company to EDC at the time of amalgamation and any "Indebtedness" of the amalgamated company to EDC thereafter arising. The Security Interest shall attach to "Collateral" owned by each company amalgamating with the Debtor, and by the amalgamated company, at the time of amalgamation, and shall attach to any "Collateral" thereafter owned or acquired by the amalgamated company when such becomes owned or is acquired.

   (q) This security agreement and the transactions evidenced hereby shall be governed by and construed in accordance with the laws of the province of British Columbia as the same may from time to time be in effect, including, where applicable, the P.P.S.A.

13.  COPY OF AGREEMENT

   (a) The Debtor hereby acknowledges receipt of a copy of this Security Agreement.

   (b) The Debtor hereby waives all right to receive a copy of any financing statement or financing change statement filed or registered by EDC or any verification statement issued by the Personal Property Registry established under the P.P.S.A. that relates to such financing statement or financing change statement.

14. The Debtor represents and warrants that the following information is accurate:

BUSINESS DEBTOR NAME AND ADDRESS

Royal Oak Mines Inc.
Suite 2500, 181 Bay Street
Toronto, Ontario

c/o Royal Oak Mines (U.S.A.) Inc.
5501 Lakeshore Drive
Kirkland, Washington
U.S.A.

IN WITNESS WHEREOF the Debtor has executed this Security Agreement as of this 31st day of July, 1997.

ROYAL OAK MINES INC.

                                      )
                                      )
                                      )
Per  _________________________        )
     Authorized Signatory             )
                                      )          C/S
Per: _________________________        )
     Authorized Signatory             )
                                      )
                                      )
                                      )


ADDRESS FOR EDC:

Export Development Corporation
151 O'Connor Street
Ottawa, Ontario
K1A 1K3

Attention: Loans Operations

Telex: 053-4136EXCREDCORP.OTT
Fax: (613) 598-2514

                                  SCHEDULE "A"


     1. Locations of the Debtor's Business Operations




     2. Locations of Records relating to Collateral




     3. Locations of Collateral

                            SECURITY AGREEMENT

1. SECURITY INTEREST

    (a) For value received the undersigned (the "Debtor") hereby grants to EXPORT DEVELOPMENT CORPORATION ("EDC"), by way of mortgage, charge, assignment and transfer, a security interest ("Security Interest") in the following:

        (i) intangibles of the Debtor being all right, title and interest of the Debtor in and to: (1) Purchase Order No. 1835 dated February 7,
1997; (2) Purchase Order No. 1834 dated February 7, 1997; (3) Purchase
Order No. 4139 dated June 20, 1997; (4) Purchase Order
No. 1931 dated April 21, 1997; (5) Purchase Order No. 4236 dated
May 6, 1997; and (6) Purchase Order No. 4235 dated May 6, 1997, each as issued by the Debtor to Wajax Industries Limited (the "Seller") and as amended by the Letter of Royal Oak Mines Inc. (the "Borrower") dated
July 28, 1997 and further detailed in the Memorandum of the Seller entitled "EDC Financing Update" dated July 14, 1997 (collectively, as the same may be amended from time to time with the consent of EDC if required under the Loan Agreement (as defined below) the "Contract"), including without limitation, all summary and working purchase order drafts, the Buy-Back Right (as defined in the Loan Agreement (as defined below)) and any warranties or other rights under or in respect of the Contract;

        (ii) the following goods (including without limitation all parts, accessories, attachments, replacements, additions, repairs and accessions thereto whether or not acquired by the Debtor under the Contract) now owned or hereafter owned or acquired by the Debtor or the Borrower under the Contract (collectively, the "Equipment"):

                      Unit            Description               Serial Number
                    ---------       ----------------            -------------
            1.      Loader          LeTourneau L1400            2037

            2.      Truck #1        Euclid R260                 401ADD75749

            3.      Truck #2        Euclid R260                 401ADD75767

            4.      Truck #3        Euclid R260                 401ADD75782

            5.      Truck #4        Euclid R260                 401ADD75800

            6.      Truck #5        Euclid R260                 401ADD75906

            7.      Truck #6        Euclid R260                 401ADD75907

            8.      Truck #7        Euclid R260                 401ADD75909


and in all proceeds thereof, accretions thereto and substitutions therefor and in all of the following now owned or hereafter owned or acquired by or on behalf of the Debtor, namely:

        (iii) all deeds, documents, writing, papers and books relating to or being records of the Equipment or the Contract or their proceeds or by which the Equipment or the Contract or their proceeds are or may hereafter be secured, evidenced, acknowledged or made payable including Documents of Title, Chattel Paper, Securities and Instruments relating to the Equipment or the Contract; and

        (iv) all contractual rights and insurance claims relating to the Equipment or the Contract:

        all of the foregoing being hereinfafter collecitvely called
"Collateral".

    (b) Unless otherwise limited herein, the terms "Goods", "Chattel Paper", "Documents of Title", "Instruments", "Securities", "proceeds", "accession", "Money", "financing statements" and "financing change statements" whenever used herein shall be interpreted pursuant to their respective meanings when used in the Personal Property Security Act of the province of British Columbia, as amended from time to time, which Act, including amendments thereto and any Act substituted therefor and amendments thereto is herein referred to as the "P.P.S.A.". Provided always that the term "Goods" when used herein shall not include "consumer goods" or "inventory" of the Debtor as those terms are defined in the P.P.S.A. Any reference herein to "collateral" shall, unless the context otherwise requires, be deemed a reference to "Collateral or any part thereof".

2. INDEBTEDNESS SECURED

The Security Interest granted by the Debtor to EDC secures payment and performance of any and all obligations, indebtedness and liability of the Debtor to EDC (including interest thereon), present or future, direct or indirect, absolute or contingent, matured or not, extended or renewed, pursuant to the Limited Recourse Guarantee dated as of July 31, 1997 between the Debtor and EDC, as amended, restated, replaced, modified, supplemented or novated from time to time (the "Guarantee") pursuant to which the Debtor guarantees payment by the Borrower of all debts and liabilities, present or future, owing by the Borrower to EDC pursuant to the loan agreement dated as of July 31, 1997 between the Borrower and EDC, as amended, restated, replaced, modified, supplemented or novated from time to time ("Loan Agreement"), and any ultimate unpaid balance thereof and whether the same is from time to time reduced and thereafter increased or entirely extinguished and thereafter incurred again, and whether the Debtor be bound alone or with another or others and whether as principal or surety (hereinafter collectively called the "Indebtedness").

3. REPRESENTATIONS AND WARRANTIES OF THE DEBTOR

The Debtor represents and warrants and so long as this Security Agreement remains in effect shall deemed to continuously represent and warrant that:

    (a) the Collateral is genuine and owned by the Debtor free of all Liens (as defined in the Loan Agreement) ranking prior to or pari passu with the Security Interest;

    (b) the Debtor is authorized to enter into this Security Agreement;

    (c) each debt, Chattel Paper and Instrument constituting proceeds of the Equipment is enforceable in accordance with its terms against the party obligated to pay the same; and

    (d) the locations specified in Schedule "A" are accurate and complete save for Equipment in transit to such locations.

4. COVENANTS OF THE DEBTOR

So long as this Security Agreement remains in effect the Debtor covenants and agrees:

    (a) to notify EDC in accordance with the Loan Agreement of:

        (i) any change in the information contained herein or in the Schedules hereto relating to the Debtor, the Debtor's business or Collateral,

        (ii) the details of any material claims or litigation affecting the Debtor or Collateral,

        (iii) any loss or material damage to Collateral,

        (iv) any default by any obligor under any agreement, instrument or other document, the obligations under which constitute proceeds of Collateral, in payment or other performance of his obligations; and

        (v) the return to repossession by the Debtor of Collateral;

    (b) to do, execute, acknowledge and deliver such financing statements, financing change statements and further assignments, transfers, documents, acts, matters and things (including further schedules hereto) as may be reasonably requested by EDC of or with respect to Collateral in order to give effect to these presents and to pay all costs for searches and filings in connection therewith;

    (c) to pay all taxes, rates, levies, assessments and other charges of every nature which may be lawfully levied, assessed or imposed against or in respect of the Debtor or Collateral as and when the same become due and payable;

    (d) to prevent Collateral from being or becoming an Accession to other property not covered by this Security Agreement;

    (e) to deliver to EDC from time to time promptly upon request:

        (i) any Documents of Title, Instruments, Securities and Chattel Paper constituting, representing or relating to Collateral,

        (ii) all books of account and all records, ledgers, reports, correspondence, schedules, documents, statements, lists and other writings relating to Collateral for the purpose of inspecting, auditing or copying the same,

        (iii) the annual financial statements prepared by or for the Debtor regarding the Debtor's business,

        (iv) all policies and certificates of insurance relating to Collateral, and

        (v) such Information concerning Collateral, the Debtor and the Debtor's business and affairs as EDC may reasonably request;

    (f) not to remove the Collateral from the Province of British Columbia to another jurisdiction, unless it is to another jurisdiction in Canada or the United States of America and:

        (i) the Debtor gives EDC prior written notice;

        (ii) the Debtor makes any registrations required in order to continue the validity, effectiveness and perfection of the security interests of EDC in the Collateral in the jurisdiction into which the Collateral is to be moved, and evidence thereof is provided to EDC; and

        (iii) the Debtor delivers to EDC an opinion of the Debtor's counsel, in form satisfactory to EDC, to the effect that EDC's security interests, in the Collateral are enforceable and have been duly registered and perfected in the jurisdiction into which the collateral is to be removed.

5. USE AND VERIFICATION OF COLLATERAL

Subject to compliance with the Debtor's covenants contained herein and Clause 7 hereof, the Debtor may, until default, possess, operate, collect, use and enjoy and deal with Collateral in the ordinary course of the Debtor's business in any manner not inconsistent with the provisions hereof; provided always that EDC shall have the right at any time and from time to time verify the existence and state of the Collateral in any manner EDC may consider appropriate and the Debtor agrees to furnish all assistance and information and to perform all such acts as EDC may reasonably request in connection therewith and for such purpose to grant to EDC or its agents access to all places where Collateral may be located and to all premises occupied by the Debtor.

6. SECURITIES

If Collateral at any time includes Securities, the Debtor authorizes EDC to transfer the same or any part thereof into its own name or that of its nominees(s) so that EDC or its nominee(s) may appear of record as the sole owner thereof; provided that, until default, EDC shall deliver promptly to the Debtor all notices or other communications received by it or its nominee(s) as such registered owner and, upon demand and receipt of payment of any necessary expenses thereof, shall issue to the Debtor or its order a proxy to vote and take all action with respect to such Securities. After dafault, the Debtor waives all rights to receive any notices or communications received by EDC or its nominee(s) as such registered owner and agrees that no proxy issued by EDC to the Debtor or its order as aforesaid shall thereafter be effective.

7. COLLECTION OF DEBTS

Before or after default under this Security Agreement, EDC may notify all or any obligors under any agreement, instrument or other document, the obligations under which constitute proceeds of Collateral, of the Security Interest and may also direct such obligors to make all payments on Collateral to EDC. The Debtor acknowledges that any payments on or other proceeds of Collateral received by the Debtor from such obligors, whether before or after notification of this Security Interest to such obligors and whether before of after default under this Security Agreement, shall be received and held by the Debtor in trust for EDC and shall be turned over to EDC upon request.

8. DISPOSITION OF MONEY

Subject to any applicable requirements of the P.P.S.A., all Money collected or received by EDC pursuant to or in exercise of any right it possesses with respect to Collateral shall be applied on account of Indebtedness in accordance with the provisions of the Guarantee and the Loan Agreement.

9. EVENTS OF DEFAULT

The nonpayment when due, whether by acceleration or otherwise, of any principal or interest forming part of the Indebtedness or the failure of the Debtor to observe or perform any obligation, covenant, term provision or condition contained in this Security Agreement or the Guarantee or any other agreement between the Debtor and EDC relating to the Collateral, shall constitute default hereunder which is herein referred to as "default".

10. ACCELERATION

EDC, in its sole discretion, may declare all or any part of the Indebtedness which is not by its terms payable on demand to be immediately due and payble, without demand or notice of any kind, in the event of default. The provisions of this clause are not intended in any way to affect any rights of EDC with respect to any Indebtedness which may now or hereafter be payable on demand.

11. REMEDIES

    (a) Upon default, EDC may appoint or reappoint by instrument in writing, any person or persons, whether an officer or officers or an employee or employees of EDC or not, to be a receiver or receivers (hereinafter called a "Receiver" which term when used, herein shall include a receiver and manager) of the Collateral and may remove any Receiver so appointed and appoint another in his stead. Any such Receiver shall, so far as concerns responsibility for his acts, be deemed the agent of the Debtor and not EDC, and EDC shall not be in any way responsible for any misconduct, negligence, or non-feasance on the part of any such Receiver, his servants, agents or employees. Subject to the provisions of the instrument appointing him, any such Receiver shall have power to take possession of the Collateral, to preserve the Collateral or its value, and to sell, lease or otherwise dispose of or concur in selling, leasing or otherwise disposing of the Collateral. To facilitate the foregoing powers, any such Receiver may enter upon all premises owned or occupied by the Debtor wherein the Collateral may be situate, maintain the Collateral upon such premises, and borrow money on a secured or unsecured basis as such Reciever shall, in his discretion, determine. Except as may be otherwise directed by EDC, all Money received from time to time by such Receiver in carrying out his appointment shall be received in trust for and paid over to EDC. Every such Receiver may, in the discretion of EDC, be vested with all or any of the rights and powers of EDC.

    (b) Upon default, EDC may, either directly or through its agents or nominees, exercise any or all of the powers and rights given to a Receiver by virtue of the foregoing sub-clause (a).

    (c) EDC may take possession of, collect, demand, sue on, enforce, recover and receive the Collateral and give valid and binding receipts and discharges therefor and in respect thereof and, upon default, EDC may sell, lease or otherwise dispose of the Collateral in such manner, at such time or times and place or places, for such consideration and upon such terms and conditions as to EDC may seem reasonable.

    (d) In addition to those rights granted herein and in any other agreement now or hereafter in effect between the Debtor and EDC and in addition to any other rights EDC may have at law or in equity, EDC shall have, both before and after default, all rights and remedies of a secured party under the P.P.S.A. Provided always, that EDC shall not be liable or acocuntable for any failure to exercise its remedies, take possession of, collect, enforce, realize, sell, lease or otherwise dispose of the Collateral or to institute any proceedings for such purposes. Furthermore, EDC shall have no obligation to take any steps to preserve rights against prior parties to any Instrument or Chattel Paper, whether Collateral or proceeds and whether or not in EDC's possesion and shall not be liable or accountable for failure to do do.

    (e) The Debtor acknowledges that EDC or any Receiver appointed by it may take possession of the Collateral wherever it may be located and by any method permitted by law and the Debtor agrees upon request from EDC or any such Receiver to assemble and deliver possession of the Collateral at such place or places as directed.

    (f) The Debtor agrees to pay all costs, charges and expenses reasonably incured by EDC or any Receiver appointed by it, whether directly or for services rendered (including reasonable solicitors' and auditors' costs and other legal expenses and Receiver remuneration), in enforcing this Security Agreement, taking and maintaining custody of, preserving, repairing, processing, preparing for disposition and disposing of the Collateral and in enforcing or collecting Indebtedness and all such costs, charges and expenses together with any amounts owing as a result of any borrowing by EDC or any Receiver appointed by it, as permitted hereby, shall be a first charge on the proceeds of realization, collection or disposition of the Collateral and shall be secured hereby.

    (g) EDC will give the Debtor such notice, if any, of the date, time and place of any public sale or of the date after which any private disposition of Collateral is to be made, as may be required by the P.P.S.A.

12. MISCELLANEOUS

    (a) The Debtor hereby authorizes EDC to file such financing statements, financing change statements and other documents and do such acts, matters and things (including completing and adding schedules hereto identifying the Collateral or any permitted Liens affecting the Collateral or identifying the locations at which the Debtor's business is carred on and the Collateral and records relating thereto are situate) as EDC may deem appropriate to perfect on an ongoing basis and continue the Security Interest, to protect and preserve the Collateral and to realize upon the Security Interest and, effective upon default, the Debtor hereby irrevocably constitutes and appoints any Loans Operations officer from time to time of EDC the true and lawful attorney of the Debtor, with full power of substitution, to do any of the foregoing in the name of the Debtor whenever and wherever it may be deemed necessary or expedient.

    (b) Without limiting any other right of EDC, whenever Indebtedness is immediately due and payable or EDC has the right to declare Indebtedness to be immediately due and payable (whether or not it has so declared), EDC may, in its sole discretion, set off against Indebtedness any and all amounts then owed to the Debtor by EDC in any capacity, whether or not due, and EDC shall be deemed to have exercised such right of setoff immediately at the time of making its decision to do so even though any charge therefor is made or entered on EDC's records subequent thereto.

    (c) Upon the Debtor's failure to perform any of its duties hereunder, EDC may, but shall not be obligated to, perform any or all of such duties, and the Debtor shall pay to EDC, forthwith upon written demand therefor, an amount equal to the expense incurred by EDC in so doing plus interest thereon from the date such expense is incurred until it is paid at the rate specified in the Guarantee.

    (d) EDC may grant extensions of time and other indulgences, take and give up security, accept compositions, compound, compromise, settle, grant releases and discharges and otherwise deal with the Debtor, the debtors of the Debtor, the principal obligant on any indebtedness guaranteed by the Debtor, sureties and others and with the Collateral and other security as EDC may see fit without prejudice to the liability of the Debtor or EDC's right to hold and realize the Security Interest. Furthermore, EDC may demand, collect and sue on Collateral in either the Debtor's or EDC's name, at EDC's option, and may endorse the Debtor's name on any and all cheques, commercial paper, and any other Instruments pertaining to or constituting the Collateral.

    (e) No delay or omission by EDC in exercising any right or remedy hereunder or with respect to any Indebtedness shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. Furthernmore, EDC may remedy any default by the Debtor hereunder or with respect to any Indebtedness in any reasonable manner without waiving the default remedied and without waiving any other prior or subsequent default by the Debtor. All rights and remedies of EDC granted or recognized herein are cumulative and may be exercised at any time and from time to time independently or in combination.

    (f) The Debtor waives protest of any Instrument constituting Collateral at any time held by EDC on which the Debtor is in any way liable and, subject to Clause 11(g) hereof, notice of any other action taken by EDC.

    (g) This Security Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

    (h) Save for any schedules which may be added hereto pursuant to the provisions hereof, no modification, variation or amendment of any provision of this Security Agreement shall be made except by a written agreement, executed by the parties hereto and no waiver of any provision hereof shall be effective unless in writing.

    (i) Subject to the requirements of Clause 11(g), whenever either party hereto is required or entitled to notify or direct the other or to make a demand or request upon the other, such notice, direction, demand or request shall be in writing and shall be sufficiently given, in the case of EDC, if delivered to it or sent by prepaid registered mail addressed to it at its address herein set forth or as chnaged pursuant hereto and, in the case of the Debtor, if delivered to it or if sent by prepaid registered mail addressed to it at is last address known to EDC. Either party may notify the other pursuant hereto of any change in such party's principal address to be used for the purposes hereof.

    (j) This Security Agreement and the security afforded hereby is in addition to and not in substitution for any other security now or hereafter held by EDC, and is intended to be a continuing Security Agreement and shall remain in full force and effect until all Indebtedness shall be paid in full.

    (k) The headings used in this Security Agreement are for convenience only and are not to be considered a part of this Security Agreement and do not in any way limit or amplify the terms and provisions of this Security Agreement.

    (l) When the context so requires, the singluar number shall be read as if the plural were expressed and the provisions hereof shall be read with all grammatical changes necessary dependent upon the person referred to being a male, female, firm or corporation.

    (m) In the event any provision of this Security Agreement, as amended from time to time, shall be deemed invalid or void, in whole or in part, by any court of competent jurisdiction, the remaining terms and provisions of this Security Agreement shall remain in full force and effect.

    (n) Nothing herein contained shall in any way obligate EDC to grant, continue, renew, extend time for payment of or accept anything which constitutes or would constitute Indebtedness.

    (o) The Security Interest created hereby is intended to attach when this Security Agreement is signed by the Debtor and delivered to EDC.

    (p) The Debtor acknowledges and agrees that in the event it amalgamates with any other company or companies it is the intention of the parties hereto that the term "Debtor" when used herein shall apply to each of the amalgamating companies and to the amalgamated company, such that the Security Interest granted hereby (i) shall extend to "Collateral" (as that term is herein defined) owned by each of the amalgamating companies and the amalgamated company at the time of amalgamation and to any "Collateral" thereafter owed or acquired by the amalgamated company, and (ii) shall secure the "Indebtedness" (as that term is herein defined) of each of the amalgamating companies and the amalgamated company to EDC at the time of amalgamation and any "Indebtedness" of the amalgamated company to EDC thereafter arising. The Security Interest shall attach to "Collateral" owned by each company amalagamating with the Debtor, and by the amalgamated company, at the time of amalgamation, and shall attach to any "Collateral" thereafter owned or acquired by the amalgamated company when such becomes owned or is acquired.

    (q) This security agreement and the transactions evidenced hereby shall be governed by and construed in accordance with the laws of the province of British Columbia as the same may from time to time be in effect, including, where applicable, the P.P.S.A.

13. COPY OF AGREEMENT

    (a) The Debtor hereby acknoweldges receipt of a copy of this Security Agreement.

    (b) The Debtor hereby waives all right to receive a copy of any financing statement or fianncing change statement filed or registered by EDC or any verification statement issued by the Personal Property Registry established under the P.P.S.A. that relates to such financing statement or financing change statement.

14. The Debtor represents and warrants that the following information is accurate:

BUSINESS DEBTOR NAME AND ADDRESS

Kemess Mines Inc.
c/o Royal Oak Mines Inc.
Suite 2500, 181 Bay Street
Toronto, Ontario

c/o Royal Oak Mines (U.S.A.) Inc.
5501 Lakeshore Drive
Kirkland, Washington
U.S.A.

                            DULL HOUSSER TUPPER

IN WITNESS WHEREOF the Debtor has executed this Security Agreement as of this 31st day of July, 1997.


KEMESS MINES INC.                 )
                                  )
                                  )
Per:                              )
    --------------------------    )
    Authorized Signatory          )          C/S
                                  )
                                  )
Per:                              )
    --------------------------    )
    Authorized Signatory          )
                                  )

ADDRESS FOR FDC:

Export Development Corporation
151 O'Connor Street
Ottawa Ontario
K1A 1K3

Attention: Loans Operations

Telex: 053-4136EXCREDCORP.OTT
Fax: (613) 598-2514

--insert starting with MS97

                                    SCHEDULE "A"



1.  Locations of the Debtor's Business Operations




2.  Locations of Records relating to Collateral




3.  Locations of Collateral

                              LIMITED RECOURSE GUARANTEE

     TO:  EXPORT DEVELOPMENT CORPORATION

     FOR VALUABLE CONSIDERATION, receipt whereof is hereby acknowledged, the undersigned hereby guarantees payment on demand to EXPORT DEVELOPMENT CORPORATION ("EDC") of all debts and liabilities, present or future, direct or indirect, absolute or contingent, matured or not, at any time owing by ROYAL OAK MINES INC. ("ROM") to EDC or remaining unpaid by ROM to EDC, pursuant to the Loan Agreement dated as of July 31, 1997 between ROM and EDC, as amended, restated, replaced, modified, supplemented or novated from time to time ("Loan Agreement") and whether ROM be bound alone or with another or others and whether as principal or surety (such debts and liabilities being hereinafter called the "liabilities"), together with interest thereon from the date of demand for payment at the rate per annum equal to the sum of (i) the six (6) month "CAD-BA-CDOR" (as defined in the Loan Agreement) and (ii) 2% per annum.

     AND THE UNDERSIGNED HEREBY AGREES WITH EDC AS FOLLOWS:

(1)  Deal Freely With ROM

     EDC may grant time, renewals, extensions, indulgences, releases and discharges to, take securities (which word as used herein includes securities taken by EDC from ROM and others, other assets of ROM held by EDC in safekeeping or otherwise, and other guarantees) from and give the same and any or all existing securities up to, abstain from taking securities from or from perfecting securities of, cease or refrain from giving credit or making loans or advances to, accept compositions from and otherwise deal with, ROM and others and with all securities as EDC may see fit, and may apply all moneys at any time received from ROM, or others or from securities upon such part of the liabilities as required under the Loan Agreement, the whole without in any way limiting or lessening the liability of the undersigned under this guarantee, and no loss of or in respect of any securities received by EDC from ROM or others, whether occasioned by the fault of EDC or otherwise, shall in any way limit or lessen the liability of the undersigned under this guarantee.

(2)  Continuing Guarantee

     This guarantee shall be a continuing guarantee and shall cover all the liabilities, and it shall apply to and secure any ultimate balance due or remaining unpaid to EDC.

(3)  Immediate Payment

     EDC shall not be bound to exhaust its recourse against ROM or others or any securities it may at any time hold before being entitled to payment from the undersigned of the liabilities. The undersigned renounces all benefits of discussion and division.

(4)  Determining Liability

     The undersigned may, by notice in writing delivered to EDC, determine its liability under this guarantee in respect of liabilities thereafter incurred or arising but not in respect of any liabilities theretofore incurred or arising even though not then matured, provided, however, that notwithstanding receipt of any such notice EDC may fulfil any requirements of ROM based on agreements express or implied made prior to the receipt of such notice and any resulting liabilities shall be covered by this guarantee.

(5)  Changes in ROM Constitution

     This guarantee and agreement shall not be affected by any change in the name of ROM, or by the acquisition of ROM's business by a corporation, or by any change whatsoever in the objects, capital structure or constitution of ROM, or by ROM's business being amalgamated with a corporation, but shall notwithstanding the happening of any such event continue to apply to all the liabilities whether theretofore or thereafter incurred or arising and in this instrument the word "ROM" shall include every such corporation.

(6)  No Satisfaction or Subrogation

     This guarantee shall not be considered as wholly or partially satisfied by the payment or liquidation at any time or times of any sum or sums of money for the time being due or remaining unpaid to EDC, and all dividends, compositions, proceeds of security valued and payments received by EDC from ROM or from others or from estates shall be regarded for all purposes as payments in gross without any right on the part of the undersigned to claim in reduction of the liability under this guarantee the benefit of any such dividends, compositions, proceeds or payments or any securities held by EDC or proceeds thereof, and the undersigned shall have no right to be subrogated in any rights of EDC until EDC shall have received payment in full of the liabilities.

(7)  The "Liabilities"

     All moneys, advances, renewals, credits and credit facilities in fact borrowed or obtained from EDC shall be deemed to form part of the liabilities, notwithstanding any lack or limitation of status or of power, incapacity or disability of ROM or of the directors, partners or agents of ROM, or that ROM may not be a legal or suable entity, or any irregularity, defect or informality in the borrowing or obtaining of such monies, advances, renewals, credits or credit facilities, or any other reason, similar or not, the whole whether known to EDC or not. Any sum which may not be recoverable from the undersigned on the footing of a guarantee, whether for the reasons set out in the previous sentence, or for any other reason, similar or not, shall be recoverable from the undersigned as sole or principal debtor in respect of that sum and shall be paid to EDC on demand with interest and accessories.

(8)  Not Substitution

     This guarantee is in addition to and not in substitution for any other guarantee, by whomsoever given, at any time held by EDC, and any present or future obligation to EDC incurred or arising otherwise than under a guarantee, of the undersigned or of any other obligant, whether bound with or apart from ROM.

(9)  Bound by Accounts

     The undersigned shall be bound by any account settled between EDC and ROM, and if no such account has been so settled immediately before demand for payment under this guarantee any account stated by EDC shall be accepted by the undersigned as conclusive evidence of the amount which at the date of the account so stated is due by ROM to EDC or remains unpaid by ROM to EDC, absent manifest error.

(10) Binding and Unconditional

     This guarantee shall be operative and binding upon every signatory hereof notwithstanding the non-execution thereof by any other proposed signatory or signatories, and possession of this instrument by EDC shall be conclusive evidence against the undersigned that this instrument was not delivered in escrow or pursuant to any agreement that it should not be effective until any conditions precedent or subsequent had been complied with.

(11) Demand Before Suit

     No suit based on this guarantee shall be institued until demand for payment has been made, and demand for payment shall be deemed to have been effectually made upon any guarantor if and when an envelope containing such demand, addressed to such guarantor at the address of such guarantor last known to EDC, is posted, postage prepaid, in the post office. Moreover, when demand for payment has been made, the undersigned shall also be liable to EDC for all legal costs (on a solicitor and own client basis) incurred by or on behalf of EDC resulting from any action instituted on the basis of this guarantee. All payments hereunder shall be made to EDC at the address set out herein.

(12) Whole Agreement

     This instrument covers all agreements between the parties hereto relative to this guarantee and none of the parties shall be bound by any representation or promise made by any person relative thereto which is not embodied herein.

(13) Enurement

     This guarantee shall extend to and enure to the benefit of EDC and its successors and assigns, and every reference herein to the undersigned is a reference to and shall be construed as including the undersigned and the successors and assigns of the undersigned, to and upon whom this guarantee shall extend and be binding.

(14) Governing Law

     This guarantee shall be governed by and construed in accordance with the laws of the Province of British Columbia ("Jurisdiction"). The undersigned irrevocably submits to the courts of the Jurisdiction in any action or proceeding arising out of or relating to this guarantee, and irrevocably agrees that all such actions and proceedings may be heard and determined in such courts, and irrevocably waives, to the fullest extent possible, the defence of an inconvenient forum. The undersigned agrees that a judgment or order in any such action or proceeding may be enforced in other jurisdictions in any manner provided by law. Provided, however, that EDC may serve legal process in any manner permitted by law or may bring an action or proceeding against the undersigned or the property or assets of the undersigned in the courts of any other jurisdiction.

(15) Receipt Acknowledged

     The undersigned hereby acknowledges receipt of a copy of this agreement.

(16) Limited Recourse

     The rights of EDC to pursue full payment by the undersigned will be limited to accordance with the letter agreement from EDC to the undersigned dated as of July 31, 1997, concerning limitation of recourse.

GIVEN UNDER SEAL AT ____________, as of this 31st day of July, 1997



THE CORPORATE SEAL of          )
KEMESS MINES INC. was hereunto )
affixed in the presence of:    )
                               )
---------------------------    )
Authorized Signatory           )
                               )
                               )               C/S
                               )
---------------------------    )
Authorized Signatory           )

                                 (on EDC letterhead)


as of July 31, 1997

Kemess Mines Inc.
Suite 2500
181 Bay Street
Toronto, Ontario
M5J2T7

Dear Sirs:

Re:  Limitation of Recourse

Kemess Mines Inc. ("Kemess") has executed and delivered to Export Development Corporation ("EDC") a limited recourse guarantee and a security agreement, both dated as of July 31, 1997 (collectively, the "Documents").

This letter confirms that notwithstanding anything expressed or implied in the
Documents:

1. the right of EDC to recover from Kemess or its successors or assigns (collectively, the "Debtor") any amounts, indebtedness or damages owing under or in connection with the Documents, at law or in equity or by statute or contract in connection with the Documents, or to any other remedy thereunder will be limited and restricted to rights of EDC to realize upon the "Collateral" (as defined in the Documents), including the obtaining of any judgment in respect thereof that is necessary to effect such realization;

2. the Debtor will not have any personal liability for the payment of any such amounts, indebtedness or damages or any judgment therefor; and

3. EDC will have no recourse against the Debtor for the deficiency, if any, which may exist after EDC has realized on the Collateral,

PROVIDED THAT the Debtor will be liable to EDC for, and will pay to EDC the amount of, any losses, liabilities, claims, damages and expenses caused by the fraud (a) committed by the Debtor, or (b) committed by or participated in by one or more persons as officers or directors of the Debtor.

Yours truly,

EXPORT DEVELOPMENT CORPORATION


------------------------------
Authorized Signatory


------------------------------
Authorized Signatory

I am of the opinion that:

1. the borrower is a BLANK duly incorporated, organized and validly existing under the laws of Canada and any other jurisdiction where it carries on business and has its registered head office at BLANK;

2. the Borrower has power and authority to own its property and assets and to carry on business as it is being carried on at the date of the Loan Agreement;

3. the entering into, delivery of and performance of the terms by the Borrower of the Loan Agreement, the Contract and the Security Agreement and of each document to be delivered by the Borrower with respect thereto:

    (i) are within its corporate powers and have been duly authorized by all necessary corporate action;

    (ii) are not in violation of any law, statue, regulation, ordinance or decree of [Country] and are not contrary to public policy or public order in [Country]; and

    [(iii) except for the security interest created under the Loan Agreement, will not result in or require the creation or imposition of a Lien upon the Collateral whether created or imposed at law or pursuant to the terms of any instrument to which the Borrower is subject or by which it or any of its properties or assets are bound;]

4. the Loan Agreement, the Contract and the Security Agreement constitutes direct, legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms;

5. all registrations, consents, licenses and approvals of any administrative or governmental agency or other body required pursuant to the laws of [Country] or any political subdivision thereof in connection with the execution and delivery by the Borrower of the Loan Agreement, [the Contract and the Security Agreement] and each document to be delivered by the Borrower with respect thereto, the performance by the Borrower of the terms thereof, for the making of the payment in United States Dollars of amounts due under the Loan Agreement (including all amounts of principal, interest and any additional amounts payable in respect thereof and all administration, commitment and other fees and all costs and expenses due under the Loan Agreement) to EDC at the place and at the times specified therein when and as the same will become due and payable whether as maturity by acceleration or otherwise, and the validity and enforceability and admissibility in evidence thereof, have been effected or obtained and are in full force and effect, including BLANK except BLANK;

6. it is not necessary in order to ensure the legality, validity, binding nature, enforceability or admissibility in evidence of the Loan Agreement, the Contract or the Security Agreement in Canada that any document be filed, recorded or enrolled with any court or authority in

Canada or that any stamp, registration or other like taxes by paid on or in relation to the Loan Agreement, the Contract or the Security Agreement except BLANK;

7. the obligations of the Borrower under the Loan Agreement rank and will rank at least equally with all other unsecured and unsubordinated Indebtedness of the Borrower;

8. the properties, assets and revenues of the Borrower are not subject to any Liens including the Collateral of any kind save and except BLANK;

9. the audited financial statements of the Borrower dated as of BLANK, copies of which have been delivered to EDC, are true and correct and accurately present the financial condition of the Borrower and the results of its operations for the period covered; such financial statements have been prepared in accordance with GAAP applied on a consistent basis;

10. there are no legal proceedings pending or, so far as is known to me, threatened before any court, arbitral tribunal, administrative agency or governmental or other body having authority over it which could or would materially adversely affect the financial condition or the operations of the Borrower or its ability to perform its obligations under the Loan Agreement, the Security Agreement or under the Contract;

11. the Borrower is not in violation of any term of its incorporating instrument and by-laws or of any agreement, instrument evidencing indebtedness, mortgage; franchise, license, judgment, decree, order, statute, rule, law, ordinance or regulation to which it or its business or assets are subject; the entering into and performance of and compliance with the Loan Agreement, the Contract and the Security Agreement and each document to be delivered thereunder will not result in any such violation or constitute a default under or be in conflict with any such term or result in the creation of any Lien upon any of the assets of the Borrower pursuant to any such term including without limitation the Collateral; and there is no such term which materially adversely affects or in the future may (so far as I can now foresee) materially adversely affect the financial condition or the business or assets of the Borrower or its ability to perform its obligations under the Loan Agreement, the Contract or the Security Agreement;

12. all payments to be made by the Borrower under the Loan Agreement are exempt from any present Taxes of or in Canada and the Borrower is not required by law to make any deduction or withholding therefrom;

13. the security interest granted to EDC pursuant to the Security Agreement has been [perfected/registered].

Yours truly,

Schedule "D" to the Loan Agreement No. 880-CAN-7559 made between ROYAL OAK MINES INC. and EXPORT DEVELOPMENT CORPORATION.

                            LEGAL PROCEEDINGS - S.2.01(g)

                                     SCHEDULE "D"
                                  LEGAL PROCEEDINGS


A. Sheila Fullowka et al v. Royal Oak Mines Inc., et al, Supreme court of NWT, (commenced September, 1994) - pleadings largely complete; productions on-going.

On September 18, 1992, nine miners were murdered in an underground explosion at the Company's Giant Mine. A member of the union which was on strike at the time was charged and convicted of nine counts of second degree murder.
In September, 1994, dependents of the deceased miners sued the Company and two of its officers and directors, along with 23 other named defendants, for losses allegedly suffered as a result of the explosion. The claim against the Company totals approximately $10.8 million plus taxes, interest and costs. The claim against the two officers and directors, excluding the Company, totals approximately $33.65 million plus taxes, interest and costs. The claim is being vigorously defended. Counsel for the Company's insurer has stated that, based on allegations in the amended Statement of Claim, any possible liability exposure would be within the Company's liability insurance coverage.

B. The Tsay Keh Dene Band, et al v. Kemess Mines Inc., et al, Supreme Court of B.C., (commenced February, 1997) - interim and interlocutory petitions for injunction by the Dene and Takla Lake Bands denied; judicial review hearing scheduled for last week of September, 1997.

The Dene and Takla Bands sued three B.C. government ministries, the District Manager of Forests for MacKenzie, Kemess Mines Inc. and two of its logging contractors in a bid to stop development of the power line being built to the Kemess site. The Petition was only filed after the Company advised that it would not sign the lucrative Benefits and Impact Agreement sought by the Dene. Injunction proceedings by the Bands have been unsuccessful to date.

In September, 1997 the Court will hear argument on the issues of whether there was adequate consultation with the Bands during the government's lengthy environmental assessment process for approval of the Kemess Project; and whether the government, in granting the Approval Certificate, was biased by its execution of the Heads of Agreement with Royal Oak Mines Inc. in August, 1995. The Company's defence is that of an innocent party unfairly caught in the middle. The court's denial of injunctive relief would seem to lend credence to the Company's position.

     Schedule "E" to the Loan Agreement No. 880-CAN-7559 made between ROYAL OAK MINES INC. and EXPORT DEVELOPMENT CORPORATION.

                           PPSA SEARCH RESULTS - S.2.01(f)

                            SCHEDULE "E"
                        PPSA SEARCH RESULTS

                         BRITISH COLUMBIA

(a) Kemess Mines Inc. (currency date July 15, 1997)


-----------------------------------------------------------------------------------------------------------------------
   Base
Registration
     No.                    Date                        Secured Party                      Collateral Description
-----------------------------------------------------------------------------------------------------------------------
6405325                May 29, 1996                 The Bank of Nova Scotia            Motor Vehicle
-----------------------------------------------------------------------------------------------------------------------
6405331                May 29, 1996                 The Bank of Nova Scotia            Motor Vehicle
-----------------------------------------------------------------------------------------------------------------------
6454671                June 25, 1996                Coast Mountain Chev Olds           2 Motor Vehicles
                                                    Ltd.
-----------------------------------------------------------------------------------------------------------------------
6465835                June 27, 1996                Dueck Chevrolet Oldsmobile         Motor Vehicle
                                                    Cadillac Ltd
-----------------------------------------------------------------------------------------------------------------------
6518446                July 30, 1996                Finning Ltd.                       Caterpillar Tractor,
                                                                                       Bulldozer, and Ripper-Single
                                                                                       Shank vehicles, and
                                                                                       proceeds therefrom
-----------------------------------------------------------------------------------------------------------------------
6534057                August 6, 1996               Dueck Chevrolet Oldsmobile         Motor Vehicle
                                                    Cadillac Ltd
-----------------------------------------------------------------------------------------------------------------------
6542476                August 13, 1996              Finning Ltd.                       Caterpillar Loader, Finning
                                                                                       4.0 Cu. Yd. Gp Penetration
                                                                                       Bucket, IMAC Classic Pallet
                                                                                       Pork, Dozer (snow) blade,
                                                                                       and all proceeds therefrom.
-----------------------------------------------------------------------------------------------------------------------
6542499                August 13, 1996              Finning Ltd.                       Caterpillar Loader, Finning
                                                                                       7.0 Cu. Yd. Rocket Bucket,
                                                                                       and all proceeds therefrom.
-----------------------------------------------------------------------------------------------------------------------
6542510                August 13, 1996              Finning Ltd.                       Caterpillar 16H Grader, and
                                                                                       proceeds therefrom.
-----------------------------------------------------------------------------------------------------------------------
6575699                September 3, 1996            Xerox Canada Inc.                  All present and future goods
                                                                                       (including without limitation
                                                                                       office equipment) financed
                                                                                       by Xerox.
-----------------------------------------------------------------------------------------------------------------------
6585032                September 9, 1996            Finning Ltd.                       Caterpillar 375L, and all
                                                                                       proceeds therefrom.
-----------------------------------------------------------------------------------------------------------------------
6694731                November 12, 1996            Wood Wheaton Chevrolet Geo         Motor Vehicle
                                                    Oldsmobile Cadillac Ltd.
-----------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------
   Base
Registration
    No.                       Date                       Secured Party                    Collateral Description
-----------------------------------------------------------------------------------------------------------------------
6724789                November 27, 1996            Finning Ltd.                       Caterpillar D10N Tractor,
                                                                                       100 Bulldozer, and #10
                                                                                       Ripper Single Shank
                                                                                       vehicles, and all proceeds
                                                                                       therefrom.
-----------------------------------------------------------------------------------------------------------------------
6724884                November 27, 1996            Finning Ltd.                       Caterpillar Vehicle, Finning,
                                                                                       7.0 Cu Yd. Rock Bucket,
                                                                                       and all proceeds therefrom.
-----------------------------------------------------------------------------------------------------------------------
6724977                November 27, 1996            Finning Ltd.                       Caterpillar Vehicle, Finning,
                                                                                       4.0 Cu Yd. Gp Penetration
                                                                                       Bucket, IMAC Classic Pallet
                                                                                       Fork, Dozer (snow) Blade,
                                                                                       and all proceeds therefrom.
-----------------------------------------------------------------------------------------------------------------------
6725006                November 27, 1996            Finning Ltd.                       Caterpillar Vehicle, and all
                                                                                       proceeds therefrom.
-----------------------------------------------------------------------------------------------------------------------
6740900                December 5, 1996             Coast Mountain Chev Olds Ltd       Motor Vehicle
-----------------------------------------------------------------------------------------------------------------------
6740910                December 5, 1996             Coast Mountain Chev Olds Ltd       Motor Vehicle
-----------------------------------------------------------------------------------------------------------------------
6740924                December 5, 1996             Coast Mountain Chev Olds Ltd       Motor Vehicle
-----------------------------------------------------------------------------------------------------------------------
6740942                December 5, 1996             Coast Mountain Chev Olds Ltd       Motor Vehicle
-----------------------------------------------------------------------------------------------------------------------
6740968                December 6, 1996             Coast Mountain Chev Olds Ltd       Motor Vehicle
-----------------------------------------------------------------------------------------------------------------------
6766918                December 20, 1996            Finning Ltd.                       Caterpillar Vehicle, and all
                                                                                       proceeds therefrom.
-----------------------------------------------------------------------------------------------------------------------
6775713                December 30, 1996            Coast Mountain Chev Olds Ltd       Motor Vehicle
-----------------------------------------------------------------------------------------------------------------------
6861988                February 17, 1997            Finning Ltd.                       Caterpillar Vehicle, and all
                                                                                       proceeds therefrom.
-----------------------------------------------------------------------------------------------------------------------
7033085                May 21, 1997                 Finning Ltd.                       Caterpillar Vehicle, and all
                                                                                       proceeds therefrom.
-----------------------------------------------------------------------------------------------------------------------
7051166                May 29, 1997                 Finning Ltd.                       Caterpillar Vehicle, and all
                                                                                       proceeds therefrom.
-----------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------
   Base
Registration
    No.                       Date                       Secured Party                    Collateral Description
-----------------------------------------------------------------------------------------------------------------------
7054630                May 30, 1997                 GE Capital Vehicle and             10 X 54 Modular Unit
                                                    Equipment Leasing Inc.
-----------------------------------------------------------------------------------------------------------------------
7086908                June 17, 1997                Finning Ltd.                       Caterpillar Vehicle, and all
                                                                                       proceeds therefrom.
-----------------------------------------------------------------------------------------------------------------------
7086926                June 17, 1997                Finning Ltd.                       Caterpillar Vehicle, and all
                                                                                       proceeds therefrom
-----------------------------------------------------------------------------------------------------------------------


(b) Royal Oak Mines Inc. (currency date July 15, 1997)


-----------------------------------------------------------------------------------------------------------------------
   Base
Registration
    No.                       Date                       Secured Party                    Collateral Description
-----------------------------------------------------------------------------------------------------------------------
4319819                November 19, 1992            PHH Canada Inc                     Motor Vehicles, Automotive
                                                                                       Equipment and Materials-
                                                                                       Handling Equipment leased
                                                                                       by the Debtor from the
                                                                                       secured party with all
                                                                                       attachments.

                                                                                       Proceeds: All of the Debtor's
                                                                                       present and after-acquired
                                                                                       personal property.
-----------------------------------------------------------------------------------------------------------------------
4937941                November 24, 1993            Royal Bank of Canada               Tamrock Drill and
                                                                                       reconditioned Drifter.
-----------------------------------------------------------------------------------------------------------------------
50223118               January 19, 1994             Royal Bank of Canada               5 Motor Vehicles.
-----------------------------------------------------------------------------------------------------------------------
5095075                March 4, 1994                Imperial Oil                       All Petroleum Products,
                                                                                       Fuels and Lubricants now or
                                                                                       hereafter supplied by the
                                                                                       secured party, and the
                                                                                       proceeds therefrom.
-----------------------------------------------------------------------------------------------------------------------
5336630                July 27, 1994                BT Bank of Canada                  All of the Debtor's present
                                                                                       and after-acquired personal
                                                                                       property and assets including
                                                                                       without limitation:
-----------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------
   Base
Registration
    No.                       Date                       Secured Party                    Collateral Description
-----------------------------------------------------------------------------------------------------------------------

                                                                                       All of the common shares of
                                                                                       the debtor in the capital of
                                                                                       LAC Minerals Ltd., and
                                                                                       proceeds therefrom.

                                                                                       All funds and amounts
                                                                                       deposited by or on behalf of
                                                                                       the debtor with the R-M
                                                                                       Trust Company for the
                                                                                       purpose of purchasing the
                                                                                       securities in connection with
                                                                                       the offer made by the debtor
                                                                                       dated July 11, 1994 to
                                                                                       acquire not less than 66-
                                                                                       2/3% of the issued and
                                                                                       outstanding common shares
                                                                                       of LAC Minerals Ltd., and
                                                                                       all proceeds therefrom.

   *
-----------------------------------------------------------------------------------------------------------------------
   "                   August 3, 1994               Bankers Trust Company              Registration 5355355 is an
                                                                                       amendment to change the
                                                                                       name of the secured party.
-----------------------------------------------------------------------------------------------------------------------
5367126                August 17, 1994              Associates Commercial              2 Toro Scoop Trams, and all
                                                    Corporation of Canada Ltd.         attachments and proceeds
                                                                                       therefrom.
-----------------------------------------------------------------------------------------------------------------------
   "                   July 10, 1996                Associates Leasing (Canada)        Registration 6493954 is an
                                                    Lt.                                amendment to change the
                                                                                       name of the secured party.
-----------------------------------------------------------------------------------------------------------------------
   "                   July 10, 1996                Associates Commercial              Registration 6494120 is an
                                                    Corporation of Canada Ltd.         addition of collateral
                                                                                       description to include one
                                                                                       Toror LHD Scoop Tram.
-----------------------------------------------------------------------------------------------------------------------
5975111                September 11, 1995           1091064 Ontario Limited            All ore extracted from the
                                                                                       mineral claims comprised in
                                                                                       the property as defined in the
                                                                                       security agreement made by
                                                                                       debtor in favour of secured
                                                                                       party as of August 17, 1995,
                                                                                       and all proceeds therefrom.
-----------------------------------------------------------------------------------------------------------------------
6163099                January 8, 1996              Chrysler Credit Canada Ltd.        Motor Vehicle
-----------------------------------------------------------------------------------------------------------------------
6394990                May 17, 1996                 GMAC LeaseCo Limited               Motor Vehicle
-----------------------------------------------------------------------------------------------------------------------



   Base
Registration
    No.                       Date                       Secured Party                    Collateral Description
-----------------------------------------------------------------------------------------------------------------------
6504600                July 23, 1996                Telecom Leasing Canada             Telecommunications
                                                    (TLC) Limited                      Equipment
-----------------------------------------------------------------------------------------------------------------------
7061560                June 4, 1997                 Caterpillar Financial Services     2 Caterpillar Vehicles, and all
                                                    Limited                            proceeds therefrom.
-----------------------------------------------------------------------------------------------------------------------
   "                   June 23, 1997                Caterpillar Financial Services     Registration 7109685 is an
                                                    Limited                            amendment to add another
                                                                                       Caterpillar Vehicle.
-----------------------------------------------------------------------------------------------------------------------
   "                   June 30, 1997                Caterpillar Financial Services     Registration 7124060 is an
                                                    Limited                            amendment to add another
                                                                                       Vehicle
-----------------------------------------------------------------------------------------------------------------------
7108498                June 30, 1997                Caterpillar Financial Services     Caterpillar Vehicle, and all
                                                                                       proceeds therefrom.
-----------------------------------------------------------------------------------------------------------------------



                                ONTARIO

(a) Kemess Mines Inc. - CLEAR

(b) Royal Oak Mines Inc. (currency date July 27, 1997)

    The following abbreviations are used to identify collateral classifications under the Personal Property Security Act (Ontario)

    A -  Accounts (formerly known         I -  Inventory
         as "Book Debts")                 MV - includes Motor Vehicle
    CG - Consumer Goods                   O -  Other
    E -  Equipment


-----------------------------------------------------------------------------------------------------------------------
  Reference
  File  No.                   Date                       Secured Party                    Collateral Description
-----------------------------------------------------------------------------------------------------------------------
073314792              April 17, 1997               Murdoch Group, Inc.                E, MV
                                                                                       97 GMC K1500 X-Cab
                                                                                       Short Box
-----------------------------------------------------------------------------------------------------------------------
073314657              March 20 1997                Murdoch Group, Inc.                E, MV
                                                                                       96 GMC S-15 Jimmy 4x4
-----------------------------------------------------------------------------------------------------------------------
073314666              March 20, 1997               Murdoch Group, Inc.                E, MV
                                                                                       96 GMC 3/4 T 4x4
-----------------------------------------------------------------------------------------------------------------------
826960185              December 9, 1996             Mining Technologies                E,O
                                                    International Inc. O/A MTI
-----------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------
  Reference
  File  No.                   Date                       Secured Party                    Collateral Description
-----------------------------------------------------------------------------------------------------------------------
                                                    Leasing
-----------------------------------------------------------------------------------------------------------------------
   *                   April 16, 1997                                                  Amendment of registration
                                                                                       961209 1901 1529 6050 to
                                                                                       change address of secured
                                                                                       party.
-----------------------------------------------------------------------------------------------------------------------
073897533              November 29, 1996            Murdoch Group Inc.                 E, MV
                                                                                       96 Chev Cheyenne 1/2 T
                                                                                       2WD Pickup
-----------------------------------------------------------------------------------------------------------------------
073897308              November 15, 1996            Murdoch Group Inc.                 E, MV
                                                                                       96 Chevrolet 3/4T 4x4 Diesel
-----------------------------------------------------------------------------------------------------------------------
073777815              October 11, 1996             Murdoch Group Inc.                 E, MV
                                                                                       96 GMC 3/4 Ton 4x4
-----------------------------------------------------------------------------------------------------------------------
073777824              October 11, 1996             Murdoch Group Inc.                 E, MV
                                                                                       96 Chevrolet 1/2 Ton 2WD
-----------------------------------------------------------------------------------------------------------------------
076843386              October 3, 1996              Murdoch Group Inc.                 E, MV
                                                                                       96 GMC 3/4 Ton 4x4
-----------------------------------------------------------------------------------------------------------------------
076843395              October 3, 1996              Murdoch Group Inc.                 E, MV
                                                                                       96 GMC 3/4 Ton 4x4
-----------------------------------------------------------------------------------------------------------------------
825300603              October 1, 1996              IBM Canada Limited-Attn.           E, A, O
                                                    Marny Paget
-----------------------------------------------------------------------------------------------------------------------
823593393              July 18, 1996                PHH Vehicle Management             E, O, MV
                                                    Services Inc
-----------------------------------------------------------------------------------------------------------------------
076047993              May 27, 1996                 Murdoch Group Inc.                 E, MV
                                                                                       96 GMC K-2500 4x4
-----------------------------------------------------------------------------------------------------------------------
076048002              May 27, 1996                 Murdoch Group Inc.                 E, MV
                                                                                       96 GMC K-2500 4x4
-----------------------------------------------------------------------------------------------------------------------
076048011              May 27, 1996                 Murdoch Group Inc.                 E, MV
                                                                                       96 GMC K-2500 4x4
-----------------------------------------------------------------------------------------------------------------------
822114351              May 23, 1996                 Teletech Financial Corporation     E, O
-----------------------------------------------------------------------------------------------------------------------
076047885              April 25, 1996               Murdoch Group Inc.                 E, MV
                                                                                       96 Chevrolet K-2500 4x4
-----------------------------------------------------------------------------------------------------------------------
076047903              April 25, 1996               Murdoch Group Inc.                 E, MV
                                                                                       96 Chevrolet S-10 Sonoma
-----------------------------------------------------------------------------------------------------------------------
079194744              February 8, 1996             Murdoch Group Inc.                 E, MV
                                                                                       95 GMC K-2500 4x4
-----------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------
  Reference
  File  No.                   Date                       Secured Party                    Collateral Description
-----------------------------------------------------------------------------------------------------------------------
079194294              October 20, 1995             Murdoch Group Inc.                 E, MV
                                                                                       95 Ford F350 4x4
-----------------------------------------------------------------------------------------------------------------------
079194303              October 20, 1995             Murdoch Group Inc.                 E, MV
                                                                                       95 Ford F350 4x4
-----------------------------------------------------------------------------------------------------------------------
816853779              September 20, 1995           B.G. Stewart Leasing               G, E, O
                                                                                       1 Canon NP-6025
                                                                                       RDF-CI
                                                                                       Duplex Unit A1
-----------------------------------------------------------------------------------------------------------------------
079193979              August 17, 1995              Murdoch Group Inc.                 E, MV
                                                                                       95 Chevrolet K2500 Pickup
-----------------------------------------------------------------------------------------------------------------------
079193853              June 28, 1995                Murdoch Group Inc.                 E, MV
                                                                                       95 Chevrolet K2500 Diesel
-----------------------------------------------------------------------------------------------------------------------
079193862              June 28, 1995                Murdoch Group Inc.                 E, MV
                                                                                       95 Ford F3500 Crew Cab
-----------------------------------------------------------------------------------------------------------------------
058786146              May 17, 1995                 Murdoch Group Inc.                 E, MV
                                                                                       95 Chevrolet Cheyenne
-----------------------------------------------------------------------------------------------------------------------
076465071              March 15, 1995               Murdoch Group Inc.                 E, MV
                                                                                       94 Ford F-350 4x4
-----------------------------------------------------------------------------------------------------------------------
076464738              December 22, 1994            Murdoch Group Ind.                 E, MV
                                                                                       95 Chevrolet Cheyenne K-
                                                                                       2500
-----------------------------------------------------------------------------------------------------------------------
076464315              September 26, 1994           Murdoch Group Inc.                 E, MV
                                                                                       94 Chevrolet Pickup
-----------------------------------------------------------------------------------------------------------------------
808902783              August 16, 1994              Associates Commercial              I, E, A, O, MV
                                                    Corporation of Canada Ltd.         Two 94 Toro 501 LHD
                                                                                       Scoop Trams complete with
                                                                                       all present and future
                                                                                       attachments and all proceeds
                                                                                       thereof.
-----------------------------------------------------------------------------------------------------------------------
    *                  April 26, 1996               Associates Leasing (Canada)        Amendment of secured
                                                    Ltd.                               party's name.
-----------------------------------------------------------------------------------------------------------------------
076466079              July 29, 1994                Murdoch Group Inc.                 E, MV
                                                                                       94 Chevrolet Cheyenne
-----------------------------------------------------------------------------------------------------------------------
076466088              July 29, 1994                Murdoch Group Inc.                 E, MV
                                                                                       94 Chevrolet Cheyenne
-----------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------
  Reference
  File  No.                   Date                       Secured Party                    Collateral Description
-----------------------------------------------------------------------------------------------------------------------
053741529              July 28, 1994                Bankers Trust Company              I, E, A, O, MV
-----------------------------------------------------------------------------------------------------------------------
077545935              July 27, 1994                BT Bank of Canada                  I, E, A, O, MV
-----------------------------------------------------------------------------------------------------------------------
    "                  July 28, 1994                Bankers Trust Company              Amendment to change name
                                                                                       of secured creditor.
-----------------------------------------------------------------------------------------------------------------------
076465665              April 28, 1994               Murdoch Group Inc.                 E, MV
                                                                                       93 Ford Crew Cab 4x4
-----------------------------------------------------------------------------------------------------------------------
076465503              March 30, 1994               Murdoch Group Inc.                 E, MV
                                                                                       94 Chevrolet Suburban 4x4
-----------------------------------------------------------------------------------------------------------------------
076466835              March 30, 1994               Murdoch Group Inc.                 E, MV
                                                                                       93 Chevrolet
-----------------------------------------------------------------------------------------------------------------------
058788873              July 26, 1993                Mel Murdoch Limited                E, MV
                                                                                       93 GMC 1/2-Ton Sierra
-----------------------------------------------------------------------------------------------------------------------


*  Discharged